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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

International Rectifier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 9, 2009

TO THE STOCKHOLDERS OF INTERNATIONAL RECTIFIER CORPORATION:

        Notice is hereby given that the 2009 annual meeting (the "Meeting") of the stockholders of International Rectifier Corporation (the "Company") will be held at The Belamar Hotel, located at 3501 Sepulveda Boulevard, Manhattan Beach, California 90266 on Monday, November 9, 2009, at 9:00 a.m. (California time) for the following purposes:

        1.    Election of Directors.    To elect three Class Three directors, whose names appear below, to hold office for a term ending at the 2012 annual meeting of stockholders. The Board of Directors' nominees are Robert S. Attiyeh, Oleg Khaykin and Dr. James D. Plummer.

        2.    Amendment of the Company's Certificate of Incorporation.    To vote on a proposal to amend the Company's Certificate of Incorporation to eliminate the Company's classified board structure over three years and provide for the annual election of all directors.

        3.    Ratification of the Appointment of Independent Registered Public Accounting Firm.    To vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2010.

        4.    Stockholder Proposal.    To vote on a stockholder proposal to adopt a mandatory age limitation for the election or appointment of directors, if properly presented at the Meeting.

        5.    Other Business.    To transact such other business properly presented at the Meeting or any postponement or adjournment thereof.

        Only persons who are stockholders of record at the close of business on September 18, 2009 (the "Stockholders") are entitled to notice of and to vote, in person or by proxy, at the Meeting or any adjournment or postponement thereof. For a period of at least ten days prior to the Meeting, a complete list of Stockholders will be open for examination by any stockholder during ordinary business hours at the Company's executive offices at 101 North Sepulveda Boulevard, El Segundo, California 90245. The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting, and Stockholders are encouraged to read it in its entirety.

        As permitted under rules adopted by the Securities and Exchange Commission, instead of mailing printed copies of its proxy materials to all Stockholders, the Company is sending to Stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Company's proxy materials via the Internet, as well as how to vote by proxy over the Internet or by telephone.

        IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE. WE URGE YOU TO VOTE BY PROXY, BY TELEPHONE, BY THE INTERNET, OR BY SIGNING AND RETURNING A PRINTED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU THEN MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

By Order of the Board of Directors, INTERNATIONAL RECTIFIER CORPORATION

Timothy E. Bixler, Secretary

September 29, 2009
El Segundo, California

 PROXY STATEMENT

2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 9, 2009

 QUESTIONS AND ANSWERS

1.
Q:    WHO IS SOLICITING MY VOTE?

A:
This proxy solicitation is being made by the Board of Directors (the "Board") of International Rectifier Corporation (the "Company").

2.
Q:    WHEN ARE PROXY MATERIALS BEING SENT OR MADE AVAILABLE TO STOCKHOLDERS?

A:
Beginning on or about September 29, 2009, we are sending to stockholders a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") containing instructions on how to access our proxy materials via the Internet, as well as how to vote by proxy over the Internet or by telephone. Beginning on or about September 29, 2009, we are also sending copies of our proxy materials to certain of our stockholders by mail or e-mail.

3.
Q:    WHAT AM I VOTING ON?

A:
You may vote on:

•
The election of three Class Three directors;

•
A proposal to amend the Company's Certificate of Incorporation (the "Certificate of Incorporation") to eliminate the Company's classified board structure over three years and to provide for the annual election of all directors;

•
A proposal to ratify the appointment of our independent registered public accounting firm for our 2010 fiscal year;

•
A stockholder proposal to adopt a mandatory age limitation for election or appointment of directors, if properly presented at the 2009 Annual Meeting of Stockholders (the "Meeting"); and

•
Any other business properly presented at the Meeting or any postponement or adjournment thereof.

4.
Q:    HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A:
The Board recommends that you vote:

•
FOR the election of Robert S. Attiyeh, Oleg Khaykin and Dr. James D. Plummer to serve as Class Three directors;

•
FOR the proposal to amend the Certificate of Incorporation to eliminate the Company's classified board structure over three years and to provide for the annual election of directors;

    •
    FOR the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our 2010 fiscal year; and

    •
    AGAINST the proposal to adopt a mandatory age limitation for election or appointment of directors to be made by one of our stockholders.

5.
Q:    WHO IS ENTITLED TO VOTE?

A:
Stockholders of record as of the close of business on September 18, 2009 (the "Record Date"), the record date for our Meeting, are entitled to vote on all items properly presented at the Meeting. On the Record Date, approximately 71,270,161 shares of our common stock, par value $1.00 per share (the "Common Stock"), were outstanding. Every stockholder is entitled to one vote for each share of Common Stock held as of the close of business on the Record Date.

6.
Q:    HOW CAN I VOTE MY SHARES AT THE MEETING?

A:
If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered the "stockholder of record" with respect to those shares, and the Notice of Internet Availability and, as applicable, the proxy materials and proxy card are being sent directly to you by the Company. As the stockholder of record, you have the right to vote in person at the Meeting. If you choose to do so, you can bring the printed proxy card or vote using the ballot provided at the Meeting. Most stockholders of the Company hold their shares through a broker, bank or other nominee (that is, in "street name") rather than directly in their own name. If you hold your shares in street name, you are a "beneficial holder," and the Notice of Internet Availability and, as applicable, the proxy materials together with voting instructions are being forwarded to you by your broker, bank or other nominee. If you hold your shares in street name, you may not vote these shares in person at the Meeting unless you obtain a "legal proxy" from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Meeting. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Meeting.

7.
Q:    WHY DID I RECEIVE A NOTICE REGARDING THE INTERNET AVAILABILITY OF THE PROXY MATERIALS INSTEAD OF A PAPER COPY OF THE PROXY MATERIALS?

A:
Instead of mailing printed copies of the Company's proxy materials to all stockholders, the Company is taking advantage of the Securities and Exchange Commission (the "SEC") rule that allows companies to furnish their proxy materials over the Internet to their stockholders, which helps lower the Company's costs and reduce the amount of paper mailed to your home. On or about September 29, 2009, the Company mailed to stockholders a Notice of Internet Availability. The Notice of Internet Availability explains how you can access the proxy materials, including this proxy statement and our 2009 Annual Report, over the Internet and also describes how to request to receive a paper copy of the proxy materials by mail or a printable copy by e-mail.

8.
Q:    HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

A:
You can access the proxy materials for the Meeting, including this proxy statement and our 2009 Annual Report, at www.proxyvote.com, beginning on or about September 29, 2009.

9.
Q:    HOW MAY I OBTAIN THE COMPANY'S PROXY MATERIALS BY MAIL OR E-MAIL?

A:
You can request to receive by mail or e-mail a copy of the proxy materials for the Meeting, including this Proxy Statement, the 2009 Annual Report, and a proxy card, and/or the Company's proxy materials for future annual meetings by contacting us by telephone, by e-mail or via the Internet:

1) BY INTERNET	—	www.proxyvote.com
2) BY TELEPHONE	—	1-800-579-1639
3) BY E-MAIL	—	sendmaterials@proxyvote.com

    If you request to receive the Company's proxy materials for future annual meetings by mail or e-mail, you may not receive a Notice of Internet Availability of Proxy Materials for future annual meetings until you revoke this request. If you choose to receive proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your request to receive proxy materials for future annual meetings by mail or e-mail will remain in effect until you revoke your request.

10.
Q:    WHAT DO I NEED FOR ADMISSION TO THE MEETING?

A:
You are entitled to attend the Meeting only if you are a stockholder of record or a beneficial owner as of the close of business on the Record Date, or you hold a valid proxy for the Meeting. You may be required to provide photo identification to be admitted to the Meeting.

    If you are a stockholder of record and you received the Notice of Internet Availability, please bring the Notice of Internet Availability with you to the Meeting.

    If you are a stockholder of record and you received a paper proxy card, an admission ticket is attached to the top of your proxy card. Please bring the admission ticket with you to the Meeting. You should be prepared to present photo identification for admission.

    If you hold your shares in street name, you should provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned shares of Common Stock as of the Record Date, a legal proxy or other similar evidence of ownership as of the Record Date, as well as your photo identification, for admission.

    If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Meeting.

11.
Q:    CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A:
If you are the stockholder of record, you may vote your shares via the Internet at any time prior to 6:00 a.m. (California time) on the morning of the Meeting by going to www.proxyvote.com and following the instructions to submit an electronic proxy. Alternatively, you may vote by telephone by calling 1-800-690-6903 and following the simple recorded instructions, twenty-four hours a day, seven days a week, at any time prior to 6:00 a.m. (California time) on the morning of the Meeting. If you wish to vote through the Internet or by telephone, you will be required to provide the control number contained on your Notice of Internet Availability or proxy card. If your shares are held in street name, your broker, bank or nominee may allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of shares held in street name.

    If you are the stockholder of record or hold your shares in street name and you received printed proxy materials, you may direct your vote without attending the Meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. If the envelope is missing, please mail the completed proxy card to International Rectifier Corporation, c/o Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717. Please vote early to ensure your vote is received prior to the date of the Meeting.

12.
Q:    CAN I CHANGE MY VOTE AFTER I HAVE SUBMITTED A PROXY?

A:
Yes. If you are a stockholder of record, you may change your vote at any time before the voting concludes at the Meeting by voting again on a later date by Internet or by telephone prior to 6:00 a.m. (California time) on the morning of the Meeting (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), or by signing and returning to the Company prior to the Meeting a new proxy card with a later date. You may also revoke your proxy at any time before it is exercised at the Meeting by submitting a written revocation, or a duly executed proxy bearing a later date, to the Secretary of the Company at 101 N. Sepulveda Blvd., El Segundo, California 90245 prior to the Meeting or by attending the Meeting and voting in person. If your shares are held in street name, please consult with your broker, bank or nominee to obtain instructions as to how to change your vote.

13.
Q:    HOW MANY SHARES MUST BE PRESENT OR REPRESENTED TO CONDUCT BUSINESS AT THE MEETING?

A:
The quorum requirement for holding the Meeting and transacting business is that the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote must be present in person or represented by proxy. Votes withheld, abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

14.
Q:    WHAT EFFECT DO ABSTENTIONS AND BROKER NON-VOTES HAVE ON THE PROPOSALS?

A:
In all matters other than the election of directors, abstentions have the same effect as votes "AGAINST" a matter.

    Under the rules of the New York Stock Exchange ("NYSE"), brokers have discretion to vote shares they hold for beneficial owners on routine matters without instructions from the beneficial owner of those shares. We expect the election of directors and the proposal for the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2010 to be considered "routine" matters. Accordingly, if your shares are held through a broker, your broker will have discretion to vote your shares on these matters if you fail to provide instructions.

    On the other hand, a broker may not be entitled to vote shares held for a beneficial owner on certain non-routine matters absent instructions from the beneficial owner of such shares. The proposal to amend the Certificate of Incorporation to provide for the annual election of all directors and, if properly presented, the stockholder proposal to adopt a mandatory age limitation for the election or appointment of directors will each be considered a "non-routine"

    matter. Thus, if you do not give your broker specific instructions with respect to non-routine matters, your shares may be treated as "broker non-votes" and may not be voted on these matters.

    If a broker is unable to vote shares it holds for a beneficial owner on a proposal because the broker has not received voting instructions from the beneficial owner, those missing votes are considered "broker non-votes." Broker non-votes with respect to the stockholder proposal to adopt a mandatory age limitation for the election or appointment of directors will not be included in the number of shares present and entitled to vote for the purpose of determining whether the proposal is passed or defeated and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal. Broker non-vote with respect to the proposal to amend the Certificate of Incorporation will be included in the number of shares outstanding and, accordingly, will have the effect of a vote cast "AGAINST" the proposal.

15.
Q:    HOW ARE MATTERS PASSED OR DEFEATED?

A:
The three Class Three director nominees receiving the highest number of votes will be elected.

    To be approved, the proposal to amend our Certificate of Incorporation to eliminate our classified board structure over three years and provide for the annual election of all directors will require the affirmative vote of holders of at least two-thirds of the outstanding shares of Common Stock.

    To be approved, the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm and the stockholder proposal to adopt a mandatory age limitation for the election or appointment of directors will each require the affirmative vote of holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting.

16.
Q:    HOW WILL MY STOCK BE VOTED ON OTHER BUSINESS BROUGHT UP AT THE 2009 ANNUAL MEETING?

A:
By submitting a proxy using the Internet or by telephone or by signing and mailing a proxy card, you authorize the persons named on the proxy to vote in accordance with the recommendations of the Board as to any other matter that may properly be brought before the Meeting or any adjournment or postponement thereof. As of the date of this proxy statement, the Board knows of no other business to be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders.

17.
Q:    WHO WILL COUNT THE VOTES?

A:
Votes will be counted by one or more inspectors of elections that will be appointed by the Board.

18.
Q:    WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A:
We will announce voting results as soon as possible at or after the Meeting. Voting results will also be published in our earliest practicable Quarterly Report on Form 10-Q.

 GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board for use at the Meeting to be held on Monday, November 9, 2009, at The Belamar Hotel, located at 3501 Sepulveda Boulevard, Manhattan Beach, 90266 California at 9:00 a.m. (California time) and at any adjournment or postponement thereof, for the purposes set forth herein and in the attached Notice of 2009 Annual Meeting of Stockholders. Only stockholders of record (the "Stockholders") at the close of business on the Record Date are entitled to notice of and to vote, in person or by proxy, at the Meeting or any adjournment or postponement thereof. As used in this Proxy Statement, the terms "Company," "International Rectifier," "we," "us," and "our" refer to International Rectifier Corporation.

Matters to be considered

        The purpose of the Meeting is to consider and vote on the following proposals:

        1.     Election of Directors.    To elect three Class Three directors to hold office for a term ending at the 2012 annual meeting of stockholders. The names of the candidates nominated by the Board based upon the recommendation of the Corporate Governance and Nominating Committee are Robert S. Attiyeh, Oleg Khaykin and Dr. James D. Plummer.

        2.     Amendment of our Certificate of Incorporation.    To vote on a proposal to amend our Certificate of Incorporation to provide for the annual election of all directors. Upon the recommendation of the Corporate Governance and Nominating Committee, the Board has determined that the Certificate of Incorporation should be amended to eliminate the classification of the Board over a three-year period and provide for the annual election of all directors beginning at the 2012 annual meeting of stockholders. The Board recommends that the Company's stockholders approve the proposed amendment to the Certificate of Incorporation, which would implement these changes.

        3.     Ratification of the Appointment of Independent Registered Public Accounting Firm.    To vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2009.

        4.     Stockholder Proposal.    To vote on a stockholder proposal to adopt a mandatory age limitation for the election or appointment of directors, if properly presented at the Meeting.

        5.     Other Business.    To transact such other business properly presented at the Meeting or any postponement or adjournment thereof.

Voting Rights

        The authorized capital stock of the Company consists of (i) 330,000,000 shares of Common Stock, of which 71,270,161 shares were issued and outstanding on the Record Date and (ii) 1,000,000 shares of preferred stock, $1.00 par value per share, none of which were issued and outstanding on the Record Date.

        The presence either in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock and entitled to vote at the Meeting, constitutes a quorum for the conduct of business at the Meeting. Both abstentions and "broker non-votes" will be counted for purposes of determining the presence of a quorum.

        Only holders of record at the close of business on the Record Date will be entitled to vote, and each share of Common Stock will be entitled to one vote on each matter submitted to the Stockholders at the Meeting. The Company's Certificate of Incorporation does not authorize cumulative voting in the election of directors.

        In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Our current Certificate of Incorporation and Bylaws divide the Board into three classes, with each class to be elected for a three-year term on a staggered basis.

        To be approved, the proposal to amend our Certificate of Incorporation to eliminate our classified board structure over three years and provide for the annual election of all directors will require the affirmative vote of holders of two-thirds of the outstanding shares of Common Stock.

        The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm and the stockholder proposal to adopt a mandatory age limitation for the election or appointment of directors will each require the affirmative vote of holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting.

        A share of Common Stock subject to an abstention or broker non-vote with respect to the proposal to amend the Certificate of Incorporation will be included in the number of shares outstanding and, accordingly, will have the effect of a vote cast "AGAINST" the proposal. A share of Common Stock subject to an abstention with respect to the proposal to ratify the Company's independent registered public accounting firm or the stockholder proposal to adopt a mandatory age limitation for the election or appointment of directors will be included in the number of shares present and entitled to vote on that proposal, and, accordingly, will have the effect of a vote cast "AGAINST" that proposal. However, broker non-votes with respect to the stockholder proposal to adopt a mandatory age limitation for the election or appointment of directors will not be included in the number of shares counted as being present and entitled to vote for the purpose of voting on that proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve that proposal.

        If a proxy is properly submitted through the Internet, by telephone or by signing and returning a printed proxy card, and is not revoked, the shares of Common Stock represented by the proxy will be voted in accordance with the instructions given in the proxy. If no instructions are given in the proxy, such shares of Common Stock will be voted "FOR" the election of the Board's nominees, "FOR" the proposal to amend the Certificate of Incorporation, "FOR" the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2010, and "AGAINST" the stockholder proposal to adopt a mandatory age limitation for the election or appointment of directors, and in accordance with the recommendations of the Board as to any other matter that may properly be brought before the Meeting or any adjournment or postponement thereof.

        Brokers holding Common Stock in "street name" who are members of a stock exchange are required to transmit to the beneficial owner of the Common Stock a Notice of Internet Availability of Proxy Materials (or, upon the request of a beneficial owner, copies of the Company's proxy materials by mail or e-mail) and to solicit voting instructions with respect to the matters submitted to the Stockholders. If the broker has not received instructions from the beneficial owner by the date specified by the broker, the broker may give or authorize the giving of a proxy to vote the shares of Common Stock of the beneficial owner at his or her discretion with respect to the election of directors and the proposal to ratify the appointment of the Company's independent registered public accounting firm. However, if the broker has not received instructions from the beneficial owner, the broker may not vote the shares of Common Stock of the beneficial owner at his or her discretion with respect to the proposal to amend the Certificate of Incorporation or the stockholder proposal to adopt a mandatory age limitation for the election or appointment of directors. If a broker is unable to vote shares it holds for a beneficial owner because the broker did not receive voting instructions from the beneficial owner, the missing votes are referred to as "broker non-votes."

Other Business

        As of the date of this Proxy Statement, the Board knows of no business to be presented for consideration at the Meeting other than as stated in the Notice of 2009 Annual Meeting of Stockholders and described in this Proxy Statement. If, however, other matters are properly brought before the Meeting, the Proxyholders intend to vote the shares represented by the proxies on such matters in accordance with the recommendation of the Board.

Cost of Solicitation of Proxies

        This proxy solicitation is made by the Board, and the Company will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing the Notice of Internet Availability and, as applicable, this Proxy Statement and any other material used in the solicitation of proxies. Proxies will be solicited principally through the use of the mail, but directors, officers or other regular employees of the Company may solicit proxies in person or by mail, telephone, e-mail or other electronic means without any additional compensation. The Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock and obtain their voting instructions. The Company will reimburse those firms for their reasonable expenses in accordance with applicable rules.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on November 9, 2009.

        The Proxy Statement and the Annual Report on Form 10-K for the 2009 fiscal year are available at http://materials.proxyvote.com.

        You can request to receive by mail or e-mail a copy of the Proxy Statement, the Annual Report on Form 10-K for fiscal year 2009, a Proxy and/or the Company's proxy materials for future annual meetings by contacting us by telephone, by e-mail or via the Internet:

1) BY INTERNET	—	www.proxyvote.com
2) BY TELEPHONE	—	1-800-579-1639
3) BY E-MAIL	—	sendmaterials@proxyvote.com

        If you request to receive the Company's proxy materials for future annual meetings by mail or e-mail, you may not receive a Notice of Internet Availability of Proxy Materials for future annual meetings until you revoke this request. If you choose to receive proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your request to receive proxy materials for future annual meetings by mail or e-mail will remain in effect until you revoke your request.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

Directors and Executive Officers

        The Bylaws of the Company currently provide that the number of directors of the Company shall be nine until changed by an amendment of the Bylaws adopted by the Board. The Bylaws of the Company provide that the Board shall be divided into three classes, as nearly equal in number as possible, which are elected for staggered three-year terms. The term of each class expires at the annual meeting of stockholders for the year 2009 (Class Three), the year 2010 (Class One) and the year 2011 (Class Two).

        Robert S. Attiyeh, Oleg Khaykin and Dr. James D. Plummer, each of whom is currently a member of the Board, have been nominated by the Board for reelection at the Meeting based upon the recommendation of the Corporate Governance and Nominating Committee. Nominees elected to the Board at the Meeting will be elected to serve until the 2012 annual meeting of stockholders, or until the earlier of their resignation or removal or their respective successors have been elected and qualified.

        Each nominee of the Board has consented to being named in this Proxy Statement and has agreed to serve if elected. Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the nominees of the Board. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any adjournment or postponement thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board. The Company has no reason to believe that any Board nominee will be unable or unwilling to serve if elected as a director. Voting shall take place for the three Class Three directors, and the three nominees for election as Class Three directors at the Meeting who receive the highest number of affirmative votes will be elected.

        The Company's Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. See "Stockholder Proposals and Nominations for 2010 Annual Meeting", below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

Information Concerning Nominees and Members of the Board

Nominees—Terms to Expire at 2012 Annual Meeting (Class Three)

        Robert S. Attiyeh (age 75). Mr. Attiyeh has served on the Board since 2003. He is a principal in the real estate investment firms of Beacon Hill Properties LLC and Yarlung LLC. He previously served pharmaceutical leader Amgen from 1994 to 1998 as Senior Vice President, Finance and Corporate Development and as CFO. Prior to joining Amgen, Mr. Attiyeh was a director of McKinsey and Company from 1967 to 1994. He was a Director of the Federal Reserve Bank of San Francisco from 1987 - 1992 and served as Chairman of the Audit Committee of the Bank's Board from 1988 - 1992. He is currently on the Board of Myriad Genetics, Inc. of Salt Lake City, Utah, where he is Chairman of the Board's Audit Committee. Mr. Attiyeh holds a masters degree in business administration from Harvard University and an electrical engineering degree from Cornell University. Mr. Attiyeh is a member of Class Three of the Board, with a term expiring at the Meeting.

        Oleg Khaykin (age 44). Mr. Khaykin has served as a Director, President and CEO of the Company since March 2008. Mr. Khaykin served most recently as the Chief Operating Officer of Amkor Technology, Inc., a leading provider of semiconductor assembly and test services. Prior to joining Amkor as Executive Vice President of Strategy and Business Development in 2003, Mr. Khaykin was Vice President of Strategy and Business Development at Conexant Systems Inc. and its spin-off, Mindspeed Technologies Inc., where he held positions of increasing responsibilities from 1999 to 2003. Prior to Conexant, he was with the Boston Consulting Group, a leading international strategy and general management consulting firm, where he worked with many European and U.S. firms on a broad range of business and management issues, including revenue growth strategies, operational improvement, mergers and acquisitions, divestitures, and turnaround and restructuring. Mr. Khaykin holds a BSEE with University Honors from Carnegie-Mellon University and an MBA from the J.L. Kellogg Graduate School of Management. Mr. Khaykin is, and has been since November 2007, a member of the board of directors of Zarlink Semiconductor Inc. Mr. Khaykin is a member of Class Three of the Board, with a term expiring at the Meeting.

        Dr. James D. Plummer (age 64). Dr. Plummer has served on the Board since 1994. Dr. Plummer is the Dean of the School of Engineering and the John M. Fluke Professor of Electrical Engineering at Stanford University. Dr. Plummer's research interests are in silicon integrated circuit devices and technology. Dr. Plummer is also a director of Intel Corporation and Leadis Technology Inc. Dr. Plummer is a member of Class Three of the Board, with a term expiring at the Meeting.

Continuing Directors—Term to expire at 2011 Annual Meeting (Class Two)

        Richard J. Dahl (age 58). Mr. Dahl currently serves as Chairman of the Board and served in that capacity since May 2008. Mr. Dahl has served on the Board since February 2008. Since 2004, Mr. Dahl has served as a Director of DineEquity, Inc. (formerly IHOP Corporation) where he presides as Chairman of the Audit Committee. Since 2008, Mr. Dahl has also been a director of IDACORP, Inc. and Idaho Power Company, where he presides as Chairman of the Audit Committee. From 2002 to 2007, he was employed by Dole. He held various executive level positions with Dole including President, Chief Operating Officer and Director from 2004 to 2007 and Senior Vice President, CFO and Director positions from 2002 to 2004. Prior to his work at Dole, Mr. Dahl was President and Chief Operating Officer of the Bank of Hawaii Corporation where he held positions of increasing responsibilities from 1981 to 2002. Prior to Bank of Hawaii Corporation, Mr. Dahl spent 8 years with international Certified Public Accounting firm Ernst & Young. Mr. Dahl is a member of Class Two of the Board, with a term expiring at our 2011 annual meeting.

        Dr. Dwight W. Decker (age 59). Dr. Decker has served on the Board since September 1, 2009. Dr. Decker has served as chairman of the board and CEO of Conexant Systems Inc., a publicly traded communications semiconductor company, since its formation in January 1999 as a spin-off from Rockwell International through February of 2004. At that time, Dr. Decker became chairman of the board, returning to the position of CEO in November 2004 until his retirement in July 2007. Dr. Decker remained the company's non-executive chairman of the board until August of 2008 and continues as a Director. Dr. Decker is non-executive chairman of the board and a director of Mindspeed Technologies, Inc. Dr. Decker is also non-executive chairman of the board and a director of BCD Semiconductor Manufacturing Limited, and a director of Newport Media, Inc. and Pacific Mutual Holding Company, none of which are publicly traded companies. He also serves as a director or member of numerous professional and civic organizations. Dr. Decker is a member of Class Two of the Board, with a term expiring at our 2011 annual meeting.

        Dr. Rochus E. Vogt (age 79). Dr. Vogt has served on the Board since 1984. Dr. Vogt is the R. Stanton Avery Distinguished Service Professor and Professor of Physics, Emeritus, at California Institute of Technology. He is a member of the Science and Technology Committee of the Board of Governors of Los Alamos National Security, LLC and Lawrence Livermore National Security, LLC. Dr. Vogt previously served as Chief Scientist of JPL and as Provost of California Institute of Technology. Dr. Vogt is a member of Class Two of the Board, with a term expiring at our 2011 annual meeting.

Continuing Directors—Terms to Expire at 2010 Annual Meeting (Class One)

        Mary B. Cranston (age 61). Ms. Cranston has served on the Board since May 2008. Ms. Cranston is currently the firm Senior Partner and Chair Emeritus of Pillsbury Winthrop Shaw Pittman LLP, a Global 100 international law firm. Ms. Cranston was the CEO of the Pillsbury firm from 1998 through April 2006, and Chair of that firm from 1998 through December 2006. Prior to becoming the Chair and CEO, Ms. Cranston was the litigation practice leader for the firm. Ms. Cranston began her career at Pillsbury in 1975. Ms. Cranston is a member of the Board of Directors of Visa Inc., Juniper Networks Inc. and GrafTech International, and has served in these capacities since October 2007, November 2007, and January 2000, respectively. Ms. Cranston is a member of Class One of the Board, with a term expiring at our 2010 annual meeting.

        Thomas Lacey (age 51). Mr. Lacey has served on the Board since March 2008. Since September 2009, Mr. Lacey has served as Vice President and General Manager of the SunFab™ group of Applied Materials, Inc. ("AMAT"). Mr. Lacey previously served as President of Flextronics International's Components Division, now Vista Point Technologies, from 2006 until his retirement from that company in late 2007. Prior to Flextronics, Mr. Lacey was Chairman and CEO of International Display Works, a liquid crystal display company, since 2004. Mr. Lacey ultimately led the sale of International Display Works to Flextronics in 2006. Prior to International DisplayWorks, Mr. Lacey spent 13 years at Intel Corporation in various positions including serving as Vice President and General Manager of Intel's Flash Products Group. During his tenure at Intel, Mr. Lacey also served as President of Intel Americas/Vice President of Sales and Marketing from 1998 to 2003. Mr. Lacey holds a Masters Business Administration degree from the Leavy School of Business at Santa Clara University and a BA in Computer Science at the University of California at Berkeley. Mr. Lacey is a member of Class One of the Board, with a term expiring at our 2010 annual meeting.

        Dr. Jack O. Vance (age 84). Dr. Vance has served on the Board since 1988. From May 18, 2007 until May 2008, Dr. Vance served as lead outside director of the Company. Dr. Vance is the Managing Director of Management Research, Inc., a management consulting firm, which he founded in 1989. From 1973 to 1989, he was the Managing Partner of the Los Angeles office of McKinsey & Company and served on the Executive Committee of that firm's board of directors from 1962 to 1989. Dr. Vance serves as a member of the board of several private companies, including King's Fish Company and Flowline, Inc. Dr. Vance received a BS from the University of Louisville, an MBA from the Wharton School of Commerce and Finance at the University of Pennsylvania, and a Ph.D. from Southwest University. Dr. Vance is a member of Class One of the Board, with a term expiring at our 2010 annual meeting.

        None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors, director nominees or executive officers of the Company and other than as set forth above, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or the "Exchange Act," or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board.

Committees of the Board

Name of Committee and Membership for FY2009*	Principal Functions of the Committee		Meetings in FY2009
Audit Committee Robert S. Attiyeh, Chairman Thomas Lacey Jack O. Vance	•	Responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.	13
	•
		Reviews with management and the independent auditors the Company's quarterly and annual financial statements and other financial disclosures, the adequacy of internal controls and major issues regarding accounting principles and practices, including any changes resulting from amendments to SEC or Financial Accounting Standards Board ("FASB") rules.
	•	Reviews the performance of the Company's independent auditors.
	•	Prepares a report to stockholders included in the Company's proxy statement for its annual meeting of stockholders.
Compensation Committee Rochus E. Vogt, Chairman Mary B. Cranston Jack O. Vance	•	Oversees the Company's compensation and employee benefit plans and practices, including its executive compensation plans and its incentive-compensation and equity-based plans.	18
	•
		Reviews at least annually the goals and objectives of the Company's executive compensation plans, and amends, or recommends that the Board amend, these goals and objectives if the Committee deems it appropriate.

Name of Committee and Membership for FY2009*	Principal Functions of the Committee		Meetings in FY2009
	•	Evaluates annually the performance of the CEO and other executive officers in light of the goals and objectives of the Company's executive compensation plans, and either as a committee or, together with the other independent directors, determines and approves the CEO's compensation based on this evaluation and makes recommendations to the Board with respect to the compensation of the other executive officers.
	•	Evaluates annually the appropriate level of compensation for Board and Committee service by non-employee members of the Board.
	•	Prepares a report on executive compensation to be included in the Company's proxy statement for its annual meeting of stockholders or its annual report on Form 10-K.
Nominating and Corporate Governance Committee James D. Plummer, Chairman Mary B. Cranston	•	Identifies and recommends to the Board individuals qualified to serve as directors of the Company and on committees of the Board.	4
Rochus E. Vogt	•	Advises the Board with respect to the Board composition, procedures and committees.
	•	Develops and recommends to the Board a set of corporate governance principles applicable to the Company.
	•	Oversees the evaluation of the Board and the Company's management.

*
The committees of the Board were reconstituted effective as of December 3, 2008, as shown above. During the portion of our fiscal year prior to this date, the committees were comprised as follows: (i) the Audit Committee members were Jack O. Vance (Chairman), Robert S. Attiyeh, Richard J. Dahl and Thomas Lacey; (ii) the Compensation Committee members were Rochus E. Vogt (Chairman), Robert S. Attiyeh, Richard J. Dahl and Jack O. Vance; and (iii) the Nominating and Corporate Governance Committee members were James D. Plummer (Chairman), Robert S. Attiyeh, Mary B. Cranston, Richard J. Dahl, Thomas Lacey and Rochus E. Vogt.

Corporate Governance

        The Board takes its stewardship of your investment in the Company as a matter of trust and the highest level of responsibility. The Board reviews its governance practices on a continual basis and when, in its business judgment, it deems it appropriate and in the best interests of the stockholders, it modifies, enhances or adds new elements to advance overall stockholder value.

        The following highlights certain key corporate governance provisions of the Company:

        Corporate Governance Principles.    The Company has adopted corporate governance principles. The Company's corporate governance principles can be found on the Corporate Governance link of the Investor Relations section of our website, http://www.irf.com. In addition, printed copies of the Company's corporate governance principles are available at no charge upon request from the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245.

        Director Attendance at Annual Meeting.    All directors are expected to attend the Company's annual meeting of stockholders. All of the directors attended the Company's 2008 Annual Meeting.

        Independent Directors.    The NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. The Board has now, and has had for many years, a majority of independent directors.

        Under the NYSE rules, a director qualifies as "independent" upon the Board affirmatively determining that he or she has no other material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Based upon a review of the directors' backgrounds and business activities, the Board has determined that directors Robert S. Attiyeh, Mary B. Cranston, Richard J. Dahl, Dwight W. Decker, Thomas Lacey, James D. Plummer, Jack O. Vance, and Rochus E. Vogt have no other material relationship with the Company and therefore that they qualify as independent. In making its independence determination with respect to Mr. Lacey, the Board considered Mr. Lacey's employment, since September 2009, as a Vice President of a business group of AMAT. AMAT supplies equipment and provides related services to, but has no other business relationship with, the Company. The Board considered that the payments made by the Company to AMAT in each of the last three fiscal years were less than 0.1% of AMAT's consolidated gross revenue. Additionally, the Company's management believes that transactions with AMAT will continue to be on reasonable arm's-length terms and Mr. Lacey's compensation from AMAT is not expected to be dependent upon transactions with the Company.

        From time to time, the independent directors meet separately or hold executive sessions to discuss and make decisions regarding various matters, including the supervision of management and those matters reserved for determination by independent directors under the rules of the NYSE and the SEC. A meeting or executive session of the independent directors is presided over by the chair of the committee having principal authority over the subject matter of the meeting or session. The Board believes that this practice provides for leadership at all of the meetings.

        Independent Chairman.    Richard J. Dahl serves as the independent Chairman of the Board. In that capacity, Mr. Dahl calls Board meetings, sets the agenda, chairs meetings of the Board and serves as the point of contact for stockholders wishing to express their views to the Board, among other things.

        Board Committees.    Both the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the NYSE rules require the Company to have an audit committee comprised solely of independent directors, and the NYSE rules also require the Company to have a compensation committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors. The Company is in compliance with these requirements.

        Under the Sarbanes-Oxley Act, members of an audit committee must have no affiliation with the Company, other than their Board seat, and receive no compensation in a capacity other than as a director and committee member. Every member of the Company's Audit Committee meets this independence standard.

        The charters of all three of the Company's Board Committees can be found on the Corporate Governance portion of the Investor Relations section of our website, http://www.irf.com and are also available at no charge upon written request to the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245.

        Audit Committee Financial Experts.    Rules promulgated by the SEC under the Sarbanes-Oxley Act require the Company to disclose annually whether our Audit Committee has one or more "audit committee financial experts," as defined by the SEC. The Board has determined that Mr. Attiyeh, Mr. Lacey and Dr. Vance each qualify as an audit committee financial expert and is independent, as defined in the NYSE rules.

        Code of Ethics for Directors, Officers and Employees.    The Board has adopted a code of business conduct and ethics that applies to all directors, officers and employees, including the Company's principal executive officer, principal financial officer and principal accounting officer, as required by the SEC. International Rectifier's code of business conduct and ethics can be found on the Corporate Governance portion of the Investor Relations section of our website, http://www.irf.com and are also available at no charge upon written request to the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245.

        Non-Management Directors.    The NYSE rules require that the non-management directors of a listed company meet periodically in executive sessions. The Company's non-management directors meet separately at each regular meeting of the Board and most committee meetings. The Chairman, Richard J. Dahl, is not a member of management and presides during executive sessions of the Board.

        Interested parties may express their questions and concerns to the Company's non-management directors by contacting the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245. The Corporate Secretary will relay all such correspondence to the Chairman of the Nominating and Corporate Governance Committee.

        Communications with the Board.    Stockholders may communicate with the Chairman of the Board, the chairs of any committee, or with the independent directors, individually or as a group, by writing to any such person or group c/o the Secretary of the Company, at the Company's office at 101 North Sepulveda Boulevard, El Segundo, CA 90245.

        Communications are distributed to the Board, or to any individual director, depending on the facts and circumstances set forth in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request.

        Communications that include information better addressed by the complaint hotline administered by an independent third-party provider supervised by the Audit Committee will be delivered to the hotline.

        Senior Management Evaluation.    The other independent directors of the Company annually evaluate the performance of the Company's Chief Executive Officer, which evaluation has been coordinated by the Chairman of the Compensation Committee.

        Corporate Financial Ethics Hotline.    The Company has established a corporate financial ethics hotline to allow any employee to lodge a complaint, confidentially and anonymously, about any accounting, internal control or auditing matter that is of concern.

        Recoupment Policy.    The Board has adopted a recoupment policy that authorizes the Board to recoup any bonus or incentive compensation paid to an executive officer after September 15, 2008 (which was amended as of May 11, 2009, with respect to any bonuses or incentive compensation paid on or after such date) if the Board, or an appropriate committee, determines that any fraud, negligence, or intentional misconduct by that executive officer is a significant contributing factor to the Company having to restate all or a portion of its financial statements. The recoupment policy can be found in the Company's corporate governance principles, which are available through the Corporate Governance link of the Investor Relations section of our website, http://www.irf.com.

        Equity Ownership Guidelines.    As part of its Corporate Governance Principles, each independent Director is expected to have a material investment in the Company's common stock and the Board has adopted a stock ownership guideline requiring each independent Director to acquire and hold 7500 shares of Company common stock by the later of July 1, 2013 or the fifth anniversary of his or her election to the Board, with such guideline continuing to be met until retirement or other termination of Board service. For more details regarding the Company's equity ownership guidelines, please see the Company's corporate governance principles, which are available through the Corporate Governance link of the Investor Relations section of our website, http://www.irf.com.

        Board Meetings and Attendance.    The Board held twenty-three (23) meetings during the fiscal year ended June 28, 2009. The Audit Committee held thirteen (13) meetings, the Compensation Committee held eighteen (18) meetings, and the Nominating Committee held four (4) meetings during fiscal year 2009. Each person who was a director of the Company or a member of a committee of the Board was present for at least 75% of the meetings of the Board and of all such committees held during fiscal year 2009.

        Nominating Procedures and Criteria.    Among its functions, the Nominating Committee considers and approves nominees for election to the Board. In addition to the candidates proposed by the Board or identified by the committee, the committee considers candidates for director suggested by stockholders, provided such recommendations are made in accordance with the procedures set forth in the Bylaws and described under "Stockholder Proposals and Nominations for 2010 Annual Meeting", below. Stockholder recommendations that comply with these procedures will receive the same consideration that the committee's nominees receive.

        Essential criteria for all candidates considered by the Nominating Committee include the following: integrity and ethical behavior; maturity; management experience and expertise; independence and diversity of thought; broad business or professional experience; and an understanding of business and financial affairs and the complexities of business organizations. In evaluating candidates for certain Board positions, the committee evaluates additional criteria, including the following: financial or accounting expertise; experience in the Company's industry; business and other experience relevant to public companies of a size comparable to the Company; and experience in investment banking, commercial lending or other financing activities.

        In selecting director nominees, the committee evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for re-election, and generally considers the candidate's ability to contribute to the success of the Company.

        The Board's nominees for the Meeting have been selected by the Nominating Committee and the full Board.

Processes and Procedures for Determination of Executive and Director Compensation

        The Compensation Committee is responsible for discharging the Board's responsibilities relating to the compensation of the Company's executive officers and directors. The Compensation Committee reviews and approves the compensation arrangements, plans, policies and programs that apply to our executive officers. Pursuant to the Compensation Committee's Charter, its principal compensation related responsibilities, duties and areas of authority include, among other things:

  •
  To review from time to time and approve the Company's compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports Company objectives and stockholder interests.

  •
  To determine all elements of compensation for executive officers.

  •
  To annually review the performance of our CEO and our executive officers for compensation purposes and report on the Compensation Committee's review to the Board and the CEO.

  •
  To develop the Company's incentive compensation strategy with respect to the total number of incentive awards to be granted, the relative participation of senior management and other employees, and the types of awards to be granted.

  •
  To approve annual retainer and meetings fees for directors and members of Board committees, including expense reimbursement limits and per diem allowances, and fix the terms and awards of stock compensation for members of the Board.

  •
  To obtain advice, assistance, reports or opinions from internal or external legal, accounting or other advisors, including consulting firms, to assist in the evaluation of director, CEO or senior executive compensation.

        The Compensation Committee's Charter permits it to rely on members of management when performing its duties. The Compensation Committee takes into account our CEO's recommendations regarding the corporate goals and objectives, performance evaluations and compensatory arrangements for the Company's executive officers other than the CEO. The Compensation Committee also may review (but does not set) the salaries of other senior level employees who are not executive officers of the Company. The Compensation Committee may form and delegate authority to subcommittees, or delegate authority to members, when appropriate, provided that such subcommittees will be composed exclusively of members of the Compensation Committee and will operate pursuant to a published charter.

        As indicated above, pursuant to its Charter, the Compensation Committee is authorized to retain compensation consultants to assist it in carrying out its duties. The Compensation Committee has the authority to approve any compensation consultant's fees and other retention terms. Consistent with the Compensation Committee's past practice, for fiscal year 2009, the Compensation Committee retained the services of Frederic W. Cook & Co., an independent compensation consulting firm ("FW Cook"), to assist it in assembling and analyzing compensation levels among peer companies and to prepare compensation analysis and summaries with respect to the Company's executive officers and its non-employee directors.

        A current copy of the Compensation Committee Charter is available on the Company's website at http://investor.irf.com.

DIRECTOR COMPENSATION

        The following table presents information regarding the compensation paid for services rendered during fiscal year 2009 to individuals who were members of our Board at any time during fiscal year 2009 and who were not also our employees (referred to herein as "Non-Employee Directors"). The compensation paid to any director who was also one of our employees during fiscal year 2009 is presented below in the "Summary Compensation Table" and the related explanatory tables. Such employee directors do not receive separate compensation for service on the Board. Dr. Decker became a member of the Board on September 1, 2009 following the close of the Company's 2009 fiscal year and accordingly received no compensation for services rendered during fiscal year 2009.

Name (a)	Fees Earned or Paid in Cash ($) (b)(1)	Option Awards ($)(2)(3)(4) (d)	Total ($) (h)
Robert S. Attiyeh	$117,500	$49,480	$166,980
Mary B. Cranston	$90,500	$45,691	$136,191
Richard J. Dahl	$188,500	$103,107	$291,607
Thomas Lacey	$98,500	$45,691	$141,191
James D. Plummer	$86,500	$49,480	$135,980
Jack O. Vance	$140,500	$49,480	$189,980
Rochus E. Vogt	$139,500	$49,480	$188,980

(1)
The amounts reported in Column (b) above reflect the annual retainer and meeting fees earned in fiscal year 2009, which are described below.

(2)
The amounts reported in Column (d) above reflect the aggregate dollar amounts recognized for option awards for financial statement reporting purposes with respect to fiscal year 2009 (disregarding any estimate of forfeitures related to service-based vesting conditions).

  For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see (i) the discussion of option awards contained in Part II, Item 8, Note 7, "Stock-Based Compensation" to the Company's Consolidated Financial Statements, included in the Company's Annual Report on Form 10-K for fiscal year ending June 28, 2009 ("2009 Annual Report"), and (ii) similar Stock-Based Compensation Plan notes contained in the Company's Consolidated Financial Statements filed with Annual Reports on Form 10-Ks for fiscal years prior to fiscal year 2009 as to the options granted in those years.

(3)
As described below, each of our continuing Non-Employee Directors was granted an award of 12,000 stock options on February 13, 2009 with an exercise price of $13.90 and an aggregate grant date fair value computed in accordance with Statement of Financial Accounting Standards No. 123(R) ("SFAS No. 123R") and the assumptions and methodologies referred to in footnote 2 above equal to $64,320. In addition, in connection with the appointment of Messrs. Dahl and Lacey and Ms. Cranston to the Board in fiscal year 2008, each of Messrs. Dahl and Lacey and Ms. Cranston was granted an award of 20,000 options on August 6, 2008 with an exercise price of $18.55 and an aggregate grant date fair value computed in accordance with SFAS No. 123(R), on the assumptions and methodologies referred to in footnote 2 above, equal to $133,200. In addition, in connection with Mr. Dahl's appointment to independent Chairman of the Board in fiscal year 2008, Mr. Dahl was also granted a one-time supplemental award of 30,000 stock options on August 6, 2008 with an exercise price of $18.55. Mr.Dahl's supplemental option award had an aggregate grant date fair value computed in accordance with SFAS No. 123(R), on the assumptions and methodologies referred to in footnote 2 above, equal to $199,800.

(4)
The following table presents the aggregate number of outstanding unexercised options held by each of our Non-Employee Directors as of June 28, 2009.

Director	Number of Options Outstanding
Robert S. Attiyeh	74,000
Mary B. Cranston	32,000
Richard J. Dahl	62,000
Thomas Lacey	32,000
James D. Plummer	54,000
Jack O. Vance	54,000
Rochus E. Vogt	54,000

Director Compensation

        Compensation for Non-Employee Directors during fiscal year 2009 generally consisted of an annual cash retainer, additional fees for attending meetings and for serving on committees, and awards of stock options.

Annual Retainer, Meeting Fees and Expenses

        The following table sets forth the schedule of annual retainer and meeting fees for each Non-Employee Director in effect during fiscal year 2009:

Type of Fee	Dollar Amount
Annual Board Retainer	$50,000
Supplemental Annual Retainer for Chairman of the Board	$50,000
Attendance Fee per Board Meeting Attended in Person (Other than Chairman of the Board)	$2,000
Attendance Fee per Committee Meeting Attended in Person (Other than Chairman of the Committee)	$1,000
Attendance Fee per Board Meeting or Committee Meeting Attended Telephonically	$500
Attendance Fee (non-telephonic) per Board or Committee Meeting Attended by the respective Chairman	$4,000

        The number of Board and committee meetings held for which attendance fees were earned by directors during fiscal year 2009 are set forth above under the heading "Board Meetings and Attendance."

        Each of our Non-Employee Directors is permitted to elect to defer up to 100% of his or her annual retainer fees and meeting fees under the Company's Deferred Compensation Plan ("DCP"), as more fully described below under "Compensation Discussion and Analysis—Current Executive Compensation Program Elements—Non-Qualified Deferred Compensation Plan." All Non-Employee Directors are also reimbursed for out-of-pocket expenses they incur serving as directors, including the cost of transportation and other expenses incurred to attend meetings at the Company or otherwise in connection with the Non-Employee Director's service to the Company.

Stock Option Awards

        Amount and Timing of Director Equity Awards.    The Company has historically made an annual award of stock options to its continuing Non-Employee Directors and an initial award of stock options to its newly appointed members. Under the terms of the stock option program that became effective on January 1, 2008, each of our Non-Employee Directors who is in office on the date of each annual meeting is granted an award of 12,000 stock options and each Non-Employee Director who is newly appointed to the Board is granted an award of 20,000 stock options on the date that he or she is first appointed. In each case, the stock options are granted with an exercise price equal to the closing price per share of the Company's common stock on the NYSE on the applicable grant date. However, if the Company is not current in its financial statement reporting obligations to the SEC on the applicable grant date, then the grant will be made on the third business day following the date on which the Company becomes current in its filings, with the exercise price per share equal to the closing price per share on that third business day.

        Effective May 10, 2009, the Board changed the date on which annual awards for Non-Employee Directors are to be made under this program, commencing with the annual grant to be made for 2009, from the date of the Annual Meeting to the third business day following the date that the Company's Annual Report on Form 10-K, that is due to be filed within such year, is filed with the SEC. The exercise price per share of the annual option awards will be the closing price per share of the Company's common stock on the NYSE on that grant date. Awards are made to each director in office on the date of grant. Additionally, any Non-Employee Director first joining the Board during a year and in office on the date of grant will be eligible for an annual grant pro-rated for the portion of the year to be served by the Non-Employee Director.

        Because the Company did not become current in its financial statement reporting obligations to the SEC during fiscal year 2008, the annual option awards for our continuing Non-Employee Directors for fiscal year 2008 were not granted in fiscal year 2008. Instead, these annual awards were made on February 13, 2009, following the Company's 2008 annual meeting of stockholders and the filing of the Company's quarterly report on 10-Q for its third fiscal quarter, with the exercise price per share equal to the closing price per share on the date of grant.

        Additionally, although Messrs. Dahl and Lacey and Ms. Cranston joined the Board during fiscal year 2008, and Mr. Dahl became the independent Chairman of the Board during fiscal year 2008, the one-time award of 20,000 options to such persons for joining the Board and the one-time supplemental grant of 30,000 options to Mr. Dahl that the Board approved in fiscal year 2008 for his role as independent Chairman of the Board, were made on August 6, 2008, which was the third business day following the date on which the Company again became current in its financial reporting obligations to the SEC, with the exercise price per share equal to the closing price per share on that date.

        Award Terms.    Each stock option award granted to our Non-Employee Directors has a term of five years and, subject to each Non-Employee Director's continued service, one-third of his or her stock option award will vest and become exercisable on each of the first three anniversaries of the grant date. If a Non-Employee Director's service terminates as a result of his voluntary resignation or retirement after five consecutive years of service on the Board, or because of his or her death or disability, the unvested portion of the stock options that the director has held for more than six months will immediately vest. If a Non-Employee Director's service terminates for any reason other than his or her voluntary resignation or voluntary failure to stand for reelection (or death or disability), all of the unvested portion of the stock options held by the Non-Employee Director will immediately vest and remain exercisable until the earlier of (i) three years from the date of his or her termination or (ii) the scheduled expiration date of the stock option. In addition, unless the Board determines otherwise, if the Company undergoes a "change in control event" (as defined in the applicable stock incentive plan), all of a Non-Employee Director's stock options will become fully vested and exercisable. Otherwise, vested options will generally remain outstanding and exercisable for three years (ninety days if the Non-Employee Director has not served at least five years) after a director's service terminates or his death. Any vested options that are not exercised within the applicable post-termination of service exercise window will terminate.

        Each Non-Employee Director's stock option award granted in fiscal year 2009 was granted under, and is subject to the terms of, the Company's 2000 Incentive Plan (the "2000 Plan"). Non-Employee Directors are not entitled to any dividend equivalent rights on their stock option awards.

Executive Officers of the Company

        General.    The following sets forth certain information with respect to each person who is currently an executive officer of the Company:

Name	Age	Position
Oleg Khaykin	44	President and Chief Executive Officer
Ilan Daskal	44	Executive Vice President and Chief Financial Officer
Michael Barrow	55	Executive Vice President and Chief Operations Officer
Timothy E. Bixler	42	Vice President, Secretary and General Counsel

        Oleg Khaykin joined the Company in March 2008. For a description of Mr. Khaykin's background, please see "Information Concerning Directors and Nominees for the Board", above.

        Ilan Daskal joined the Company in October, 2008 as Executive Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Daskal held senior financial positions with Infineon Technologies since 2001, most recently serving as Vice President of Finance & Business Administration for Infineon's North American Communications Business Group. Before that, Mr. Daskal held senior financial management and strategy positions at several Israeli technology companies, including Savan Communication, a firm that was acquired by Infineon while Mr. Daskal was Chief Financial Officer.

        Michael Barrow joined the Company in April 2008 as Executive Vice President and Chief Operations Officer. Prior to joining IR, Mr. Barrow most recently served as Senior Vice President of the Flip Chip and Wafer Level Business Unit for Amkor Technology, Inc., where Mr. Barrow served in various positions since late 2003. Prior to his work at Amkor Technology, Inc., Mr. Barrow served 12 years in various leadership roles at Intel Corporation ("Intel"), most recently as Technology General Manager of Intel's Communications Group.

        Timothy E. Bixler joined the Company in July 2008 as Vice President, Secretary and General Counsel. Prior to joining the Company, Mr. Bixler most recently served as Senior Business Counsel of the Homeland Protection Business of General Electric, which he joined in 2001 as Business Counsel for GE Plastics. Prior to his work at General Electric, Mr. Bixler served as General Counsel for eMD.com and also served as counsel for Ashland Inc./APAC, Inc. Mr. Bixler also spent three years at the law firm of Arnall, Golden & Gregory.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        This section discusses each of the material elements of compensation awarded to, earned by or paid to the principal executive officer, each individual who served as our principal financial officer at any time during fiscal year 2009, the other two most highly compensated executive officers of the Company during fiscal year 2009, and one other executive officer of the Company who was highly compensated during fiscal year 2009 but was no longer an executive officer of the Company at the end of fiscal year 2009. These individuals are referred to as the "Named Officers" in this Proxy Statement. This section also provides information about the compensation objectives, policies, and decisions applicable to those Named Officers. The Named Officers for fiscal year 2009 were:

Oleg Khaykin	Chief Executive Officer
Ilan Daskal	Executive Vice President and Chief Financial Officer
Michael Barrow	Executive Vice President and Chief Operations Officer
Timothy E. Bixler	Vice President, General Counsel and Secretary
Peter Knepper	Former Acting Chief Financial Officer
Donald R. Dancer	Senior Advisor (Former Executive Vice President and Chief Administrative Officer)

The Role of the Compensation Committee

        The Company's current executive compensation programs are determined and approved by the Compensation Committee. None of the Named Officers were or are members of the Compensation Committee. The Compensation Committee takes into account the recommendations of the Chief Executive Officer ("CEO") regarding the corporate goals and objectives, performance evaluations and compensatory arrangements for the Company's executive officers other than the CEO. For example, in fiscal year 2009, the Compensation Committee considered the CEO's recommendations regarding the appropriate base salaries and annual incentive compensation opportunity payouts for the Company's other executive officers for fiscal year 2009. The other Named Officers did not and currently do not have any role in determining or recommending the form or amount of compensation paid to our Named Officers. The Compensation Committee regularly apprises the Board of its actions and periodically seeks the input of the Board and other committees of the Board as to items it is considering.

Executive Compensation Program Objectives and Overview

        Principles of Compensation.    The Company's current executive compensation programs are intended to achieve three fundamental objectives: (1) attract, motivate and retain high caliber talent; (2) create a direct relationship between pay and performance; and (3) create proper incentives for the executives to maximize stockholder value over time. In structuring our current executive compensation programs, we are guided by the following basic philosophies:

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  "At Risk" Compensation. A significant portion of each executive's compensation should be "at risk" and tied to the Company's attainment of our annual and long-term business objectives.

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  Competitive Compensation.  The Company's executive compensation programs should provide a fair and competitive compensation opportunity that enables us to attract and retain superior executive talent.

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  Alignment with Stockholder Interests.  Executive compensation should be structured to include variable elements that link executives' financial reward to achievement of operational goals and stockholder return, and executive stock ownership should be encouraged.

        As described in more detail below, the material elements of our current executive compensation programs for our executive officers include a base salary, a short-term incentive compensation opportunity, a long-term equity incentive opportunity, a non-qualified deferred compensation plan, 401(k) retirement benefits, perquisites and severance benefits.

        Each element of our executive compensation program helps us to achieve one or more of our compensation objectives. Base salaries, the non-qualified deferred compensation plan and 401(k) retirement benefits are all primarily designed to attract and retain high caliber talent. These are elements of our executive compensation program where the value of the benefit in any given year is not variable. In order to attract and retain top-caliber executives, we need to provide executives with a level of predictable benefit amounts that reward the executive's continued service, and of those benefits, a mix of fixed short-term elements (like base salaries) and longer-term elements (like the non-qualified deferred compensation plan and 401(k) retirement benefits). This mix allows us to achieve our dual goals of attracting executives and retaining them (with the short-term awards focused on attracting executives and the longer-term benefits focused on retaining them).

        Our short-term incentive compensation opportunity and our long-term equity incentive opportunity are designed to reward performance and the creation of stockholder value, and therefore the value of these benefits is dependent on performance. Our short-term cash incentive opportunity is primarily intended to hold executives accountable for operating achievement, although it also aligns our executive officers' interests with those of our stockholders and helps us attract, motivate and retain executives. Our long-term equity incentives are primarily intended to align our executive officers' interests with those of our stockholders, although they also help hold executives accountable for longer term achievement and help us attract, motivate and retain executives. By providing severance benefits upon certain conditions, the Company believes it helps in the recruitment and retention of executives during challenging times for the industry or the Company.

        The individual compensation elements are intended to create a total compensation package for each executive officer to provide competitive compensation opportunities relative to companies in our comparative peer group.

        Fiscal Year 2009 Compensation.    Consistent with our compensation philosophies described above, our goal for fiscal 2009 was primarily to provide each Named Officer with an executive compensation program that was competitive in light of the compensation paid to comparable executives at our peer group companies. In light of the Company's prior Audit Committee investigation and restatement of financial statements, and the significant changes to the executive group that occurred during fiscal year 2008 and 2009, the Company made certain changes in the structure of its compensation arrangements during fiscal year 2008, which carried into fiscal year 2009. Of the four Named Officers who held office at the end of our 2009 fiscal year, two joined the Company in the second half of fiscal year 2008 and the other two joined the Company in the first half of fiscal year 2009. Accordingly, the structure of the compensation arrangements for our Named Officers reflects the management transition and the establishment of a new management team for our Company. Mr. Dancer, already an executive officer during fiscal year 2008, was appointed acting CEO in fiscal year 2008, while a search was conducted for a CEO that would lead a new management team for the Company. Mr. Khaykin was retained as that CEO during fiscal year 2008. Attracting an experienced and high caliber CEO during fiscal year 2008, and retaining Mr. Dancer through a transition to a new executive team, were of critical importance to the Company and the long-term interests of our stockholders. Accordingly, while our practice had generally been to target the level of each element of compensation at between the 50th and 75th percentile within our peer group of companies assuming target performance by the Company, we exercised our discretion to set certain compensation levels above the 75th percentile in negotiating employment arrangements for Mr. Dancer and the employment agreement for Mr. Khaykin as our new CEO, which arrangements carried through to fiscal year 2009. Mr. Knepper was retained by the Company as acting Chief Financial Officer during fiscal year 2008 to assist the Company in completing the Company's then ongoing restatement of its financial statements and to bring the Company current in its SEC reporting obligations. Mr. Knepper's compensation structure, which carried into fiscal year 2009, reflected his transitionary role and provided for incentives aligned with those goals.

        Mr. Barrow was hired in late fiscal year 2008, and Messrs. Daskal and Bixler were hired in early fiscal year 2009 as part of the new management team, and their compensation was established at a median level in comparison to peer companies, reflecting our compensation philosophy.

        For fiscal year 2009 (and for compensation decisions undertaken in fiscal year 2008 that carried into fiscal year 2009) the Compensation Committee retained FW Cook to assist in assembling and analyzing compensation levels among peer companies, prepare compensation analysis and summaries with respect to the Company's Named Officers, perform compensation reviews and make recommendations to the Compensation Committee regarding compensation programs and levels. Because of changes in the Company's executive team, FW Cook's analyses were primarily tailored toward the hiring and retention of Named Officers.

        For the compensation analyses conducted by FW Cook during fiscal year 2008 and 2009, we evaluated compensation information from a peer group of companies which varied slightly depending on the analysis, but generally included the following 22 publicly-traded technology and semiconductor companies, with the companies identified by FW Cook in consultation with the Company, and having a revenue and market cap in a similar range as our Company at the time: Analog Devices, Vishay, Lam Research, LSI Logic, Maxim Integrated Products, National Semiconductor, Xilinx, Atmel, Fairchild Semiconductor International, ON Semiconductor, Cypress Semiconductor, Altera, Linear Technology, Microchip Technology, Integrated Device Technology, Intersil, Qlogic, Semtech, AMIS Holdings, Microsemi, Silicon Laboratories and

Skyworks Solutions; although, Lam Research and Maxim Integrated Products were not used during periods of time when their filings were not current with the SEC. With respect to the Named Officers, the peer company analyses were primarily used as a basis of comparison for the establishment of Mr. Khaykin's compensation as the Company's CEO, and Mr. Dancer's compensation in his role as acting CEO and later, Chief Administrative Officer.

Fiscal Year 2009 Executive Compensation Program Elements

Base Salaries

        Each of our Named Officers is party to an employment agreement or letter agreement that provides for a fixed base salary, subject to annual review by the Company. The Compensation Committee generally reviews base salaries for each executive officer in the first quarter of each fiscal year. In fiscal year 2009, the Compensation Committee considered the need to attract and retain key executives in light of the Company's challenging business environment, as well as the base salary increases awarded to our other employees generally, our Company's performance and growth, a subjective determination of each executive officer's past performance and expected future contributions, and the base salaries and total cash compensation and equity awards earned by comparable executives at our peer group companies (based on their published data).

        Based on this review, during fiscal year 2009 none of the Named Officers were awarded salary increases, with compensation arrangements in effect for Messrs. Khaykin, Barrow, Dancer and Knepper at the close of fiscal year 2008 being carried over into fiscal year 2009. Mr. Daskal's annual base salary was set at $350,000 upon his joining the Company in September 2008 and Mr. Bixler's annual base salary was set at $320,000 upon his joining the Company in July 2008. The Compensation Committee determined that these salary levels were appropriate for their respective duties and responsibilities and to successfully recruit each of them in the competitive market. On March 2, 2009, in connection with Mr. Dancer stepping down from his position as the Company's Executive Vice President and Chief Administrative Officer, Mr. Dancer's base salary was reduced to $225,000 in his new role as Senior Advisor to the Company. The base salary level for Mr. Khaykin, the Company's CEO, is higher than the base salary levels for the other Named Officers reflecting his responsibility as CEO for the overall operations of the Company. The "Summary Compensation Table—Fiscal Year 2009" below shows the base salary paid to each Named Officer for fiscal year 2009.

Short-Term Incentive Compensation Opportunity

        For fiscal year 2009, the Compensation Committee established (based on the recommendations of the CEO), a short-term cash incentive bonus program for Named Officers based on the achievement of performance goals established for fiscal year 2009 aligned to the Company's strategic business plan. Under the incentive bonus program, each Named Officer was eligible to receive a cash bonus for fiscal year 2009, expressed as an individual target bonus established for each Named Officer, and determined based on the Company's level of achievement of a pre-established Company performance goal and each Named Officer's achievement of individualized goals. In order for any bonus to be paid under the incentive bonus program, the Company needed to achieve the threshold performance goal. Each officer's individual bonus target was expressed as a percentage of the officer's annualized base salary. The individual bonus targets established for Messrs. Khaykin, Daskal, Barrow and Bixler were 100%, 70%, 70% and 50%, respectively. The individual bonus targets for Messrs. Dancer and Knepper were 75% and 35%, respectively; however, both Messrs. Dancer and Knepper ceased being executive officers of the Company during the fiscal year and therefore ceased further participation in the program. The target bonus percentage established for each Named Officer was consistent with the target bonus percentage that was provided in each of the Named Officer's respective employment agreement or offer letter with the Company. The level of bonus target for each Named Officer was established to reflect varying degrees of responsibility and to be consistent with a desired overall level of total eligible compensation.

        The Company's performance goal for fiscal year 2009 was the Company's level of achievement of earnings before income and taxes, less certain extraordinary items ("EBIT"), established prior to the application of any bonus payments. This measure was used in order to align executive compensation with a principal measure of the Company's business plan. If the Company achieved the threshold EBIT performance goal, each Named Officer was eligible to receive up to 50% of his target bonus. If the Company achieved the target EBIT performance goal, each Named Officer was eligible to receive up to 100% of his target bonus. If the Company achieved the maximum EBIT performance goal, each Named Officer was eligible to receive up to 150% of his target bonus. The bonus opportunity for each Named Officer for levels of achievement by the Company between the performance goals for threshold and target, and levels of achievement by the Company between the performance goals for target and maximum would be determined on a scale depending on the extent to which the Company exceeded its performance goals for threshold or target, respectively. Once the Company determined the level of achievement of the EBIT goals, the actual bonus payouts would be subject to the Compensation Committee's subjective review of each Named Officer's performance against the individualized performance goals recommended by the CEO and established by the Compensation Committee for each Named Officer. The Compensation Committee would then have the discretion to adjust the amount of the bonus payable downward based on its assessment of individual performance. In no event would any bonus exceed 150% of the Named Officer's applicable target bonus. Following the close of fiscal year 2009, the Compensation Committee determined that the Company did not achieve the threshold EBIT performance goal, and accordingly, no bonuses were awarded to Named Officers under the incentive bonus program for fiscal year 2009. The Compensation Committee set the specific performance targets for fiscal year 2009 so that the Named Officers would be eligible to receive the target level awards if the Company achieved "plan" EBIT performance. The Company does not disclose its business "plan" or the components thereof because they constitute confidential business information that could impair the Company's ability to compete effectively. However, by setting the target level of awards based on achieving the "plan" level of performance, the Compensation Committee believes the performance targets were challenging based on historical company performance and industry and market conditions. The maximum performance goals for fiscal year 2009 reflected ambitious goals that were not expected to be achieved unless the Company's results were exceptional and well above the Company's business "plan."

Retention and Other Bonuses

        Mr. Dancer's Retention Bonuses.    In fiscal year 2008, the Compensation Committee approved special one-time retention bonuses for Mr. Dancer to retain Mr. Dancer as acting CEO and then as Chief Administrative Officer through the Company's management transition period. Under the terms of the letter agreement with Mr. Dancer that the Company entered into on October 29, 2007 (as modified on March 6, 2008), in connection with Mr. Dancer stepping down from his position as acting CEO, Mr. Dancer became entitled to receive a one-time cash retention payment of $600,000 if he was employed by the Company on September 1, 2008 and a one-time cash retention payment of $400,000 if he was employed by the Company on March 1, 2009. Mr. Dancer earned both of the retention bonuses because he was employed by the Company on each of the applicable dates.

        Mr. Knepper's Bonus.    In addition, in fiscal year 2008 the Compensation Committee approved a special one-time bonus opportunity for Mr. Knepper in light of the importance of Mr. Knepper's efforts in completing the Company's restatement of its financial statements. Pursuant to this bonus opportunity, Mr. Knepper would be eligible to receive a cash bonus equal to 35% of his base salary if the Company were to become current in its financial statement reporting obligations to the SEC by June 16, 2008, a date chosen to correspond with the Company's goal for completion of its restated financial statements. Because this goal was not achieved, Mr. Knepper was not entitled to a bonus for fiscal year 2008. However, the Compensation Committee retained the discretion to award Mr. Knepper a bonus based on the Compensation Committee's assessment of his effort in completing the Company's restatements and other performance factors. As a consequence of this assessment, following completion of the Company's 2008 Annual Report on Form 10-K during fiscal year 2009, the Compensation Committee awarded Mr. Knepper a cash bonus equal to 35% of his base salary on September 22, 2008.

        Mr. Daskal's Hiring Bonus.    In connection with Mr. Daskal entering into an employment agreement upon joining the Company, Mr. Daskal was entitled to receive a one-time signing bonus of $125,000, which Mr. Daskal is required to repay if he terminates his employment with the Company within his first year of employment for any reason other than for "good reason" in connection with a change of control of the Company. The one-time bonus was intended to compensate Mr. Daskal for any performance bonus he might have to forego for joining the Company.

        Mr. Bixler's First Year Bonus.    In connection with Mr. Bixler entering into an employment agreement upon joining the Company, Mr. Bixler was guaranteed a minimum incentive bonus for fiscal year 2009 equal to 50% of his annual base salary. The Compensation Committee determined that the minimum bonus was appropriate in light of the additional effort that would be required of Mr. Bixler in fiscal year 2009 to support the Company's restatement, and legal matters related thereto, and the upgrading of the Company's compliance programs. Accordingly, even though the Company performance target was not met for fiscal year 2009 as discussed above, on August 26, 2009, the Compensation Committee awarded Mr. Bixler a bonus of $160,000, representing 50% of his base salary, in fulfillment of the hiring provisions of his employment agreement.

        The amounts payable under these retention, hiring and other incentives for fiscal year 2009 are reported in Column (d) of the "Summary Compensation Table—Fiscal Year 2009" below.

Long-Term Equity Incentive Awards

        Fiscal Year 2009 Annual Awards.    The Company's view is that the executive officers' long-term compensation should be directly linked to the value provided to our stockholders. In fiscal year 2009, and in order to align the granting of equity awards with the Company's general employee performance review process, the Company made long term equity awards to executive officers and other key employees in the form of nonqualified stock options (and in some cases restricted stock unit awards), in the fourth quarter of the fiscal year. The Company's view is that awarding options (and in some cases restricted stock unit awards) on an annual basis helps to align awards with long-term stock price performance.

        Each stock option award is granted with an exercise price equal to the closing price of the Company's common stock on the grant date. Stock option grants to our executive officers typically have a term of five years and vest in a series of installments over a three-year vesting period. Restricted stock unit grants to our executive officers also vest in a series of installments over a three-year period. The three-year vesting periods are intended to provide incentives for the executive officers to remain in our employ, and also focus the executive officers on the long-term performance and business objectives of the Company for the benefit of our stockholders. We believe the three-year vesting period together with annual grants expected to be made in successive years helps align actual realized compensation delivered with long-term return to our stockholders and strikes an appropriate balance between the interests of the Company, our stockholders and the individual executive officers in terms of the incentive, value creation and compensatory aspects of these equity awards.

        As part of its annual review and grant of equity awards to executive officers and other key personnel, on May 13, 2009, the Compensation Committee granted Mr. Daskal, Mr. Barrow and Mr. Bixler options to purchase 25,000 shares, 25,000 shares and 15,000 shares, respectively, of the Company's common stock, subject to their continued employment, at a per share exercise price of $12.95, the closing price of the shares of the Company's common stock on the NYSE on the date of grant. Additionally, on May 13, 2009, the Compensation Committee granted Mr. Daskal and Mr. Barrow restricted stock units covering 5,000 shares of the Company's common stock, subject to their continued employment. The awards were granted by the Compensation Committee (upon the recommendation of the CEO) with the number and mix of awards reflecting the level of responsibilities of such officers and intending to achieve a competitive compensation package.

        Retention and other Special Equity Awards.    Because the Company was not current in its financial statement reporting obligations to the SEC at the time annual option grants would have been made for fiscal year 2008, the Compensation Committee determined that it was advisable to delay any grants for the 2008 fiscal year until the Company again became current in its reporting obligations to the SEC. However, in order to provide retention incentives the Compensation Committee approved agreements to grant stock options to Mr. Dancer, as described below, and to select key employees. The Compensation Committee also approved agreements in fiscal year 2008 to grant stock options and restricted stock unit awards to certain Named Officers in connection with the commencement of their employment with the Company described below.

        Mr. Dancer's Equity Grants Upon Promotion.    In connection with Mr. Dancer's promotion to acting CEO in fiscal year 2008, the Company agreed to grant Mr. Dancer an option to purchase 75,000 shares of the Company's common stock on the third business day after the Company again became current in filing its financial reporting obligations to the SEC or, if such date was within 15 days prior to the close of a fiscal quarter or was subsequent to the close of a fiscal quarter but prior to the filing with the SEC of the Company's periodic or annual report on Form 10-Q or 10-K for such quarter, then on the third business day following such filing with the SEC (the "Scheduled Grant Date"), provided that Mr. Dancer was still employed by the Company on that date (which was November 11, 2008). The options vest and become exercisable in three substantially equal installments on each of the first three anniversaries of October 29, 2007. In addition, the Company agreed to grant Mr. Dancer an award of a number of fully vested stock units determined by dividing $500,000 by the fair market value of a share of the Company's common stock on the Scheduled Grant Date. The stock units were fully vested to recognize Mr. Dancer's prior performance. In each case, the award of options and stock units was subject to Mr. Dancer being employed with the Company on the Scheduled Grant Date. Mr. Dancer was still employed on the Scheduled Grant Date, and the Company granted Mr. Dancer's awards of stock options and restricted stock units on such date.

        Mr. Khaykin's Equity Grants Upon Hiring.    In connection with Mr. Khaykin's commencement of employment in fiscal year 2008, the Company agreed to grant Mr. Khaykin an option to purchase 750,000 shares of the Company's common stock on the third trading day on the NYSE after the Company again became current in its financial reporting obligations to the SEC and an award of 250,000 restricted stock units on such date. The Company and Mr. Khaykin agreed that these awards were intended to satisfy the Company's obligation to grant equity awards to Mr. Khaykin for the initial four years of his employment. These awards were negotiated in connection with his joining the Company and were determined by the Compensation Committee to be appropriate to induce Mr. Khaykin to join the Company at a time when the Company was experiencing significant business challenges. These options to purchase Company common stock (at a per share exercise price of $18.55) and restricted stock units were granted on August 6, 2008. The options vest and become exercisable and the restricted stock units vest and become payable in five substantially equal installments on each of the first five anniversaries of March 1, 2008 (the date Mr. Khaykin's employment commenced), subject to his continued employment.

        Mr. Barrow's Equity Grants Upon Hiring.    In connection with Mr. Barrow's commencement of employment in fiscal year 2008, the Company agreed to grant Mr. Barrow an option to purchase 75,000 shares of the Company's common stock when the Company again became current in its financial reporting obligations to the SEC and restricted stock units covering 25,000 shares of the Company's common stock, subject to his continued employment. The size and mix of the equity awards were also intended to induce Mr. Barrow to join the Company at a time when the Company was experiencing significant business challenges. These options to purchase Company common stock (at a per share exercise price of $18.55) and restricted stock units were granted on August 6, 2008. The options vest and become exercisable and the restricted stock units vest and become payable in three substantially equal installments on each of the first three anniversaries of the date of grant, subject to his continued employment.

        Mr. Bixler's Equity Grants Upon Hiring.    In connection with Mr. Bixler's commencement of employment in fiscal year 2009, the Company agreed to grant Mr. Bixler an option to purchase 30,000 shares of the Company's common stock when the Company again became current in its financial reporting obligations to the SEC and restricted stock units covering 15,000 shares of the Company's common stock, subject to his continued employment. The Company determined the number and mix of equity awards were reasonable for the responsibilities to be undertaken by Mr. Bixler in his position as Vice President, General Counsel and Secretary and to induce Mr. Bixler to join the Company. These options to purchase Company common stock (at a per share exercise price of $18.55) and restricted stock units were granted on August 6, 2008. The options vest and become exercisable and the restricted stock units vest and become payable in three substantially equal installments on each of the first three anniversaries of the date of grant, subject to his continued employment.

        Mr. Daskal's Equity Grants Upon Hiring.    In connection with Mr. Daskal's commencement of employment in fiscal year 2009, the Company agreed to grant Mr. Daskal an option to purchase 75,000 shares of the Company's common stock when the Company again became current in its financial reporting obligations to the SEC and restricted stock units covering 25,000 shares of the Company's common stock, subject to his continued employment. The Company determined the number and mix of equity awards were reasonable for the responsibilities to be undertaken by Mr. Daskal as Executive Vice President and Chief Financial Officer and to and to induce Mr. Daskal to join the Company. These options to purchase Company common stock (at a per share exercise price of $12.07) and restricted stock units were granted on November 11, 2008. The options vest and become exercisable and the restricted stock units vest and become payable in three substantially equal installments on each of the first three anniversaries of his first date of employment with the Company (October 6, 2008), subject to his continued employment.

        Timing of Award Grants.    The Company has not historically had any program, plan or practice to time the grant of equity-based awards to our executives in coordination with the release of material non-public information; however the Company has adopted a practice for grants of awards to generally be made on the third trading day following the filing of the Company's next periodic report with the SEC. All equity grants are made under the Company's stock plans approved by the stockholders. The per share exercise price of options cannot be less than the closing price of the Company's common stock on the date of grant.

Non-Qualified Deferred Compensation Plan

        The Company maintains the DCP which became effective July 5, 2004, for the benefit of its executives and other key employees and its directors. Under the DCP, select employees who satisfy certain eligibility requirements, including each of the Named Officers, and members of the Board, may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their bonus, 100% of their cash compensation earned under any Company incentive plan or 100% of their director fees to be earned during the following calendar year. In addition, the Company may make discretionary contributions, although it did not do so for fiscal year 2009. The Company believes that providing the executive officers with deferred compensation opportunities is a cost-effective way to permit officers to receive the tax benefits associated with delaying the income tax event on the compensation so deferred, even though the related deduction for the Company is also deferred.

        None of the Named Officers have elected to participate in the DCP, and the Company has made no contribution to the DCP with respect to any of the Named Officers.

401(k) Retirement Benefits

        The Company provides retirement benefits to its executive officers under the terms of its tax-qualified 401(k) plan. The Named Officers participate in the plan on substantially the same terms as the other participating employees.

Perquisites

        The Company provides certain perquisites and personal benefits to the executive officers. The nature and amount of these perquisites vary among the executive officers and generally include one or more of the following: automobile allowance, relocation benefits and tax planning services. While the Company does not provide many perquisites or personal benefits, we believe that perquisites and personal benefits are often a tax-advantaged way to provide the executive officers with additional annual compensation that supplements their other compensation opportunities, and therefore treat perquisites as another component of annual compensation that is merely paid in a different form. In the case of relocation benefits, they also provide an important element in the Company's ability to recruit key talent. The perquisites and personal benefits paid to each Named Officer in fiscal year 2009 are reported in the

"Summary Compensation Table—Fiscal Year 2009" below, and are explained in more detail in footnotes (3) through (8) thereto.

Severance and Other Benefits

        Severance Benefits Generally.    Prior to fiscal year 2008, none of the executive officers of the Company were parties to any contract, plan or arrangement that provided the executive officers with any severance or other payments at, following or in connection with a termination of employment with the Company. During fiscal year 2008, in order to support the Company's compensation objective of attracting, retaining and motivating qualified executives and in light of the Company's challenging business circumstances during fiscal year 2008, the Company determined that it was in the best interests of the Company and its stockholders to provide its executive officers with severance protections upon certain types of termination. The severance protections for our executive officers are negotiated on an individual by individual basis in connection with the negotiation of other employment terms, typically in connection with the entering into of employment agreements or employment offer letters or separation agreements with each executive officer. The Compensation Committee evaluates the level of severance benefits, if any, to provide to an executive officer on a case-by-case basis, and in general, the Company considers these severance protections an important part of an executive's compensation.

        Severance Benefits for Named Officers.    As described in more detail below under "Potential Payments Upon a Termination or Change in Control," the employment agreement for Mr. Khaykin provides Mr. Khaykin with severance and other benefits upon an actual or constructive termination of employment, with enhanced benefits if such termination occurs in connection with a change in control of the Company. Mr. Dancer is entitled to severance benefits under his October 29, 2007 letter agreement (as amended by his March 6, 2008 letter agreement and February 17, 2009 letter agreement) and enhanced severance benefits under his severance agreement with the Company upon an actual or constructive termination in connection with a change in control of the Company. Mr. Daskal is also entitled to severance and other benefits upon an actual or constructive termination of employment during his first year of employment under the terms of his employment agreement with the Company and is entitled to enhanced severance benefits under his severance agreement with the Company if such termination occurs in connection with a change in control of the Company. Under their respective agreements, in certain circumstances Messrs. Khaykin, Daskal and Dancer may also be entitled to a tax "gross-up" payment in the event that the benefits they are entitled to receive are subject to the imposition of excise taxes under Section 4999 of the IRC in connection with a change in control of the Company. These gross-up benefits were negotiated in connection with entering into their respective agreements and the Compensation Committee determined that providing these Named Officers with this benefit was necessary and appropriate to attract and retain these executive officers during a challenging period for the Company. However, the Company has made a determination as a matter of policy that such provisions will not be included in future agreements with executive officers.

        Messrs. Bixler and Barrow are entitled to severance and other benefits upon an actual or constructive termination of employment under the terms of their respective severance agreements if such termination occurs in connection with a change in control of the Company. Under their respective agreements, in certain circumstances Messrs. Barrow and Bixler may also be entitled to a tax "gross-up" payment in the event that the benefits they are entitled to receive are subject to the imposition of excise taxes under

Section 4999 of the IRC in connection with a change in control of the Company. The employment offer letter for Mr. Knepper provided limited severance protections.

        During fiscal year 2009, the Compensation Committee adopted non-binding severance guidelines that are applicable to officers of the Company (including the Named Officers other than the Named Officer who is no longer employed by the Company) in the event that their employment is terminated by the Company for reasons other than for cause. However, the guidelines would not apply to any Named Officer who already has a negotiated severance agreement in place. Accordingly, the guidelines would not apply to Messrs. Khaykin or Dancer, and would not apply to Messrs. Daskal, Barrow or Bixler to the extent their respective severance agreements are applicable. While these are guidelines, they are not contractual commitments on behalf of the Company. The Compensation Committee adopted these guidelines in an effort to try to standardize severance compensation for employees terminating under these circumstances. Under the severance guidelines, such officers could be provided with a severance benefit from the Company of up to fifty-two weeks of base pay, a maximum of one year following employment termination date to exercise vested stock options, six months' continued medical plan coverage and six months outplacement services under Company practices. Severance arrangements may include certain additional covenants in favor of the Company and may include certain additional severance pay to compensate the officer for being able to consult with the Company or to assist with the transition of duties. An executive officer would be required to provide a release of claims in order to receive any enhanced severance benefits. Notwithstanding the adoption of the severance policy, the policy is non-binding and the Compensation Committee retains the discretion and the authority to review, approve, modify or alter under then existing circumstances any such arrangement prior to the execution of any agreement with the executive officer.

        We generally do not believe that executive officers should be entitled to severance benefits merely because a change in control transaction occurs. However, under the terms of our stock incentive plans, unless the Board determines otherwise, if the Company undergoes a "change in control" (as defined in the applicable stock incentive plan), then, like all other employees, Named Officers will receive immediate vesting and/or payout of their outstanding long-term incentive compensation awards. Although this vesting will occur whether or not a Named Officer's employment terminates, we believe it is appropriate to fully vest equity awards in these change in control situations because such a transaction may effectively end the Named Officers' ability to realize any further value with respect to the equity awards.

        Please see the "Potential Payments Upon Termination or Change in Control" section below for a description of the potential payments that may be made to the Named Officers (other than the Named Officers no longer employed by the Company) in connection with their termination of employment or a change in control and a description of the payments that have become payable to our Named Officer who is no longer employed by the Company.

Section 162(m) Policy

        Under current Internal Revenue Service guidance, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any year to the corporation's CEO and other three most highly compensated executive officers (not including the principal financial officer). However, Section 162(m) exempts qualifying performance-based compensation from the deduction limit if certain other requirements are met. As one of the factors in its consideration of compensation matters, the

Compensation Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. Action will be taken to qualify most compensation approaches to ensure deductibility, except in those limited cases in which the Compensation Committee believes stockholder interests are best served by retaining flexibility. In such cases, the Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. However, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company's efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

COMPENSATION COMMITTEE REPORT(1)

        The Compensation Committee has certain duties and powers as described in its Charter. As of the end of our 2009 fiscal year, the Compensation Committee was comprised of the three (3) Non-Employee Directors named at the end of this report, each of whom is independent as defined by the NYSE listing standards.

        The Compensation Committee for our 2009 fiscal year has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this proxy statement. Based upon this review and our discussions, the Compensation Committee for our 2009 fiscal year has recommended to the Board of Directors that the Compensation Discussion and Analysis ("CD&A") section be included in this proxy statement. The CD&A section includes information for the Company's 2009 fiscal year based on the date of the filing of this report.

The Compensation Committee of the Board of Directors

Rochus E. Vogt (Chairperson) Mary B. Cranston Jack O. Vance

(1)
SEC filings sometimes "incorporate information by reference." This means a company is referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless the Company specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

 COMPENSATION COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

        Rochus E. Vogt and Jack O. Vance served as members of the Compensation Committee during all of our 2009 fiscal year. Richard J. Dahl served as a member of the Compensation Committee from the beginning of our 2009 fiscal year through December 3, 2009. Mary B. Cranston has served as a member of the Compensation Committee since December 3, 2008. No current member of the Compensation Committee, and no member of our Compensation Committee during our 2009 fiscal year, is a current or former executive officer or employee of the Company, or had any relationships requiring disclosure by the Company under the SEC's rules requiring disclosure of certain relationships and related-party transactions. None of the Company's executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during our 2009 fiscal year.

 SUMMARY COMPENSATION TABLE—FISCAL YEAR 2009

        The following table presents information regarding compensation of our Named Officers for services rendered during fiscal year 2009.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (h)	All Other Compensation ($)(3)(4)(5)(6)(7)(8) (i)	Total ($) (j)
Oleg Khaykin,	2009	778,845	—	651,475	569,313	—	—	61,120	2,060,753
Chief Executive Officer	2008	245,192	8,000	866,525	961,055	—	—	42,077	2,122,849

Ilan Daskal,	2009	255,769	125,000	70,653	120,203	—	—	56,109	627,734
Executive Vice President and
Chief Financial Officer(4)

Michael Barrow,	2009	363,461	—	145,299	154,346	—	—	91,611	754,717
Executive Vice President	2008	74,038	—	—	—	—	—	1,743	75,781
and Chief Operations
Officer

Timothy E. Bixler,	2009	313,846	160,000	85,021	60,546	—	—	51,784	671,197
Vice President, General
Counsel and Secretary(6)

Peter Knepper,	2009	415,801	264,200	—	—	—	—	37,855	717,856
Former acting Chief	2008	154,138	—	—	—	—	—	191,139	345,277
Financial Officer(7)

Donald R. Dancer	2009	401,755	1,000,000	55,556	311,523	—	—	32,658	1,801,492
Special Advisor (Former	2008	436,809	628,487	460,586	535,011	—	—	32,941	2,093,834
Executive Vice President	2007	362,220	300,000	16,033	278,263	82,661	—	10,725	1,049,902
and Chief Administrative
Officer)(8)

(1)
For Mr. Khaykin, the amount reported in Column (d) above for fiscal year 2008 represents the signing bonus that became payable to Mr. Khaykin upon entering into an employment agreement with the Company. For Mr. Daskal, the amount reported in Column (d) for fiscal year 2009 above represents the hiring bonus paid to Mr. Daskal pursuant to his employment agreement. For Mr. Bixler, the amount reported in Column (d) above represents the bonus guaranteed for Mr. Bixler for fiscal year 2009 under his employment agreement. For Mr. Knepper, the amount reported in Column (d) above for fiscal year 2009 represents the one-time bonus paid to Mr. Knepper for completing the Company's restatement. For Mr. Dancer, the amounts reported in Column (d) above represents the aggregate bonuses for fiscal years 2009 and 2008 that were paid Mr. Dancer under the terms of his letter agreement with the Company and the aggregate bonuses paid to Mr. Dancer in respect of the first and second semi-annual incentive periods of fiscal 2008.

(2)
The amounts reported in Column (e) and (f) above reflect the aggregate dollar amounts recognized for option and restricted stock unit awards for financial statement reporting purposes with respect to fiscal year 2009 (disregarding any estimate of forfeitures related to service-based vesting conditions). No stock options or stock awards were granted in fiscal year 2008; however, for financial statement reporting purposes under SFAS No. 123(R) the Company recognized a compensation charge with respect to the stock options and restricted stock unit awards committed to be granted to Messrs. Khaykin and Dancer under their respective employment agreement or letter agreement.

For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see (i) the discussion of option and restricted stock unit award contained in Part II, Item 8, Note 7, "Stock-Based Compensation" to the Company's Consolidated Financial Statements, included in the Company's 2009 Annual Report, and (ii) similar Stock-Based Compensation

  Plan notes contained in the Company's Consolidated Financial Statements filed with Annual Reports on Form 10-Ks for fiscal years prior to fiscal year 2009 as to the options and restricted stock unit awards granted in those years.

(3)
The amount reported in Column (i) for Mr. Khaykin for fiscal year 2009 consists of relocation expenses ($60,253); and employer paid life insurance premiums ($867).

(4)
Mr. Daskal joined the Company as its Executive Vice President and Chief Financial Officer on October 6, 2008. The amount reported in Column (i) for Mr. Daskal for fiscal year 2009 consists of relocation expenses ($44,614); an automobile allowance ($4,911); a matching contribution under the Company's 401K plan ($6,000) and employer paid life insurance premiums ($584).

(5)
The amount reported in Column (i) for Mr. Barrow for fiscal year 2009 consists of relocation expenses ($86,341); an automobile allowance ($4,394); and employer paid life insurance premiums ($876).

(6)
Mr. Bixler joined the Company as its Vice President, General Counsel and Secretary on July 8, 2008. The amount reported in Column (i) for Mr. Bixler for fiscal year 2009 consists of relocation expenses ($44,908); a matching contribution under the Company's 401K plan ($6,000); and employer paid life insurance premiums ($876).

(7)
Mr. Knepper stepped down from his position as Acting CFO on October 6, 2008 and subsequently resigned from the Company on December 31, 2008. The amount reported as "Salary" in the table above includes the base salary paid to Mr. Knepper in fiscal year 2009 prior to his resignation. The amount reported in Column (i) for Mr. Knepper for fiscal year 2009 consists of final payout of PTO/vacation upon employment termination ($31,192); medical plan decline allowance credit ($225); a matching contribution under the Company's 401K plan ($6,000); and employer paid life insurance premiums ($438).

(8)
Mr. Dancer stepped down from his position as Executive Vice President and Chief Administrative Officer on March 2, 2009 and ceased to be an executive officer of the Company at that time. The amount reported in Column (i) for Mr. Dancer for fiscal year 2009 consists of an automobile allowance ($6,978); outplacement services ($25,000); and employer paid life insurance premiums ($680).

Compensation of Named Officers

        The "Summary Compensation Table—Fiscal Year 2009" above quantifies the value of the different forms of compensation earned by or awarded to our Named Officers during our 2009 fiscal year. The primary elements of each Named Officer's total compensation reported in the table are base salary, retention and other bonuses and long-term equity incentives in the form of stock options and restricted stock units and an annual incentive compensation opportunity. Named Officers also earned or were paid the other benefits listed in Column (i) of the "Summary Compensation Table—Fiscal Year 2009," as further described in footnotes (3) through (8) to the table.

        The "Summary Compensation Table—Fiscal Year 2009" should be read in conjunction with the tables and narrative descriptions that follow. A description of the material terms of each Named Officer's base salary and the bonuses received by each Named Officer, if any, is provided immediately following this paragraph. The Grants of Plan-Based Awards in Fiscal Year 2009 table, and the description of the Named Officers' annual incentive compensation opportunity that follows it, provides information regarding the equity awards and incentive bonus opportunities awarded to Named Officers during our 2009 fiscal year. The Outstanding Equity Awards at Fiscal Year Ended June 28, 2009 and Option Exercises and Stock Vested in Fiscal Year 2009 tables provide further information on the Named Officers' potential realizable value and actual value realized with respect to their equity awards. The discussion of the potential payments due upon a termination of employment or change in control that follows is intended to further explain the potential future payments that are, or may become, payable to our Named Officers under certain circumstances.

 Description of Employment Agreements, Salary and Bonus Amounts of Named Officers

        The Company has entered into an employment agreement with Mr. Khaykin, and employment letter agreements with each of Messrs. Daskal, Barrow, Bixler, Dancer and Knepper.

        Mr. Khaykin.    The Company and Mr. Khaykin, the Company's CEO, are parties to an employment agreement dated February 6, 2008, providing for Mr. Khaykin to become the Company's President and CEO effective March 1, 2008. Mr. Khaykin's agreement generally provides for a three-year term, with annual renewals for up to four additional years unless either party provides a timely written notice of non-renewal. Mr. Khaykin's agreement provides that Mr. Khaykin's base salary shall be $750,000 annually, Mr. Khaykin will have a target annual incentive bonus opportunity equal to 100% of his base salary and Mr. Khaykin will receive a one-time signing bonus equal to $575,000 less the amount of the fiscal year 2007 bonus he receives from his prior employer; Mr. Khaykin received $567,000 from his prior employer and is entitled to receive $8,000 from the Company on account of the signing bonus. Mr. Khaykin also received stock options and restricted stock units granted under the 2000 Plan in such amounts and on such terms set forth in Mr. Khaykin's agreement and described below under "Grants of Plan Based Awards in Fiscal Year 2009" on the third trading day on the NYSE that followed the day on which the Company again became current in its financial reporting obligations to the SEC. Under Mr. Khaykin's agreement, the Company agreed to appoint Mr. Khaykin to the Company's Board promptly following March 1, 2008. In connection with any expiration of the term of Mr. Khaykin's Board seat during his period of employment with the Company, the Company has agreed to re-nominate Mr. Khaykin to the Board at the related annual meeting of the Company's stockholders. Mr. Khaykin's agreement also provides Mr. Khaykin with severance payments and benefits upon his termination of employment. See "Potential Payments upon Termination or Change in Control" below for a description of the material terms of these benefits.

        Mr. Daskal.    The Company and Mr. Daskal entered into an offer letter agreement dated September 20, 2008 ("Daskal Offer Letter") and a Severance Agreement dated September 20, 2008 ("Daskal Severance Agreement"). Under the Daskal Offer Letter, Mr. Daskal was entitled to an annual base salary of $350,000 and a target annual incentive bonus opportunity equal to 70% of his base salary (which may not be reduced in the first two years of employment). In addition, Mr. Daskal is entitled to receive a one-time signing bonus from the Company equal to $125,000; provided that he is required to repay such bonus within 30 days if he voluntarily terminates his employment with the Company for any reason, other than for "good reason" in connection with a "change in control," within one year following his commencement of employment. In addition, under the Daskal Offer Letter, Company management agreed to recommend to the Compensation Committee that Mr. Daskal be granted equity awards of (i) an option to purchase 75,000 shares of the Company's common stock, and (ii) restricted stock units covering 25,000 shares of the Company's common stock, which awards would be made subject to the terms and conditions of the Company's current stock option plan and the Company's standard vesting requirements (but with vesting in equal installments on the first three anniversaries of Mr. Daskal's hire date of October 6, 2008). These equity awards were granted on November 11, 2008, the third business day following the filing of the Company's periodic report on Form 10-Q for the fiscal quarter ending September 30, 2008. The Daskal Offer Letter also provides that if Mr. Daskal were entitled to severance benefits under the Daskal Severance Agreement in connection with a "change in control" prior to the grant of his restricted stock units, the Company's obligation to grant such units would be cancelled and Mr. Daskal would be entitled to additional severance equal to 25,000 times the closing price of the

Company's stock on the date of his termination (such provision is no longer applicable, as Mr. Daskal's restricted stock units were granted on November 11, 2008).

        The Daskal Offer Letter and the Daskal Severance Agreement also provide Mr. Daskal with severance payments and benefits upon his termination of employment. See "Potential Payments upon Termination or Change in Control" below for a description of the material terms of these benefits.

        Mr. Bixler.    On May 16, 2008, the Company entered into a letter agreement providing for Mr. Bixler to become the Company's Vice President and General Counsel. Mr. Bixler subsequently joined the Company on July 8, 2008 and was appointed Secretary of the Company. Mr. Bixler's agreement provides that Mr. Bixler's base salary shall be $320,000 annually and Mr. Bixler will have a target annual incentive bonus opportunity equal to 50% of his base salary. The agreement provided that Mr. Bixler's incentive bonus for the first year of his employment would be guaranteed. Mr. Bixler's agreement also provided that Mr. Bixler would receive stock options and restricted stock units under the 2000 Plan in such amounts and on such terms set forth in Mr. Bixler's agreement and described below under "Grants of Plan Based Awards in Fiscal Year 2009" on the third trading day on the NYSE that follows the day on which the Company is again current in its financial reporting obligation to the SEC. The stock options and restricted stock units were granted on August 6, 2008. Mr. Bixler is also entitled to relocation benefits. On June 8, 2008, the Company and Mr. Bixler signed an agreement that provides Mr. Bixler with severance payments and benefits upon his termination of employment under certain conditions. See "Potential Payments upon Termination or Change in Control" below for a description of the material terms of these benefits.

        Mr. Barrow.    On March 28, 2008, the Company entered into a letter agreement providing for Mr. Barrow to become the Company's Executive Vice President and Chief Operations Officer effective April 1, 2008. Mr. Barrow's agreement provides that Mr. Barrow's base salary shall be $350,000 annually and Mr. Barrow will have a target annual incentive bonus opportunity equal to 70% of his base salary. The agreement also provided that Mr. Barrow would receive stock options and restricted stock units under the 2000 Plan in such amounts and on such terms set forth in Mr. Barrow's agreement and described below under "Grants of Plan Based Awards in Fiscal Year 2009" on the third trading day on the NYSE that follows the day on which the Company is again current in its financial reporting obligation to the SEC. The stock options and restricted stock units were granted on August 6, 2008. Mr. Barrow is also entitled to a car allowance and relocation benefits. On August 21, 2008, the Company and Mr. Barrow signed an agreement that provides Mr. Barrow with severance payments and benefits upon his termination of employment under certain conditions. See "Potential Payments upon Termination or Change in Control" below for a description of the material terms of these benefits.

        Mr. Knepper.    The Company and Mr. Knepper entered into a letter agreement providing for Mr. Knepper to become the Company's Acting CFO effective April 16, 2008. The offer letter provided that Mr. Knepper's base salary would be $63,000 per month and Mr. Knepper would have a target annual incentive bonus opportunity equal to 35% of his base salary. Mr. Knepper's employment with the Company was on an "at will" basis, and could be terminated by the Company or Mr. Knepper for any reason at any time. The letter agreement also provided Mr. Knepper with limited severance payments upon his termination of employment in certain circumstances. See "Potential Payments upon Termination or Change in Control" below for a description of the material terms of these benefits.

        In connection with the appointment of Mr. Daskal as the Company's Executive Vice President and CFO effective October 6, 2008, Mr. Knepper stepped down from his position as the Company's Acting

CFO effective that date. On October 22, 2008, the Company and Mr. Knepper amended Mr. Knepper's employment agreement to generally provide that Mr. Knepper would be retained as an employee of the Company with the position and title of Vice President-Finance and Accounting reporting to Mr. Daskal until December 31, 2008. The amendment provided for no change in Mr. Knepper's compensation other than the cessation of Mr. Knepper's future bonus opportunity. Mr. Knepper left the employ of the Company on December 31, 2008.

        Mr. Dancer.    On October 29, 2007, the Company and Mr. Dancer entered into a letter agreement in connection with his promotion to Acting CEO. Under the terms of the letter agreement (which was subsequently amended on March 6, 2008 to reflect Mr. Dancer's new position as Chief Administrative Officer), Mr. Dancer was provided with a minimum annual base salary of $450,000 effective as of August 28, 2007, which may be increased by the Company from time to time in its discretion, but not be decreased below the initial amount specified in his letter. The letter agreement also established Mr. Dancer's annual target bonus to be 75% of his base salary. Mr. Dancer received a one-time cash incentive award of $100,000 upon entering into the letter agreement and received a one-time special cash bonus of $400,000 that was payable on, or within ten business days after, March 1, 2008. In addition, under the letter agreement Mr. Dancer was entitled to be granted 75,000 options and an award of vested restricted stock units in such amounts and on such terms as set forth in Mr. Dancer's letter agreement and described below under "Grants of Plan Based Awards in Fiscal Year 2009" on the third trading day on the NYSE that followed the day on which the Company again became current in its financial reporting obligations to the SEC or, if such date was within 15 days prior to the close of a fiscal quarter or was subsequent to the close of a fiscal quarter but prior to the filing with the SEC of the Company's periodic or annual report on Form 10-Q or 10-K for such quarter, then on the third business day following such filing with the SEC. These awards were granted on November 11, 2008.

        The Company and Mr. Dancer amended the letter agreement on March 6, 2008 to supplement its terms in connection with Mr. Dancer stepping down from his position as Acting CEO when Mr. Khaykin became the Company's President and CEO. Pursuant to the amended letter agreement, in addition to Mr. Dancer's base salary, annual bonus opportunity and the special cash bonus Mr. Dancer became entitled to receive on March 1, 2008, a one-time cash retention payment of $600,000 if he were employed by the Company on September 1, 2008 and a one-time cash retention payment of $400,000 if he were employed by the Company on March 1, 2009. Under the amended letter agreement, if Mr. Dancer were terminated by the Company for any reason other than for "cause" (as defined in his Severance Agreement), he would be entitled to the then-unpaid portion of the $600,000 and $400,000 retention bonuses. If Mr. Dancer's had terminated his employment for any reason before September 1, 2008, he would have received a prorated portion of the $600,000 retention payment based on the number of days served between March 1, 2008 and September 1, 2008. Mr. Dancer earned the one-time cash payment of $600,000 because he was employed by the Company on September 1, 2008. If Mr. Dancer had terminated his employment for any reason before March 1, 2009, he would have earned a prorated portion of the $400,000 retention payment based on the number of days served between September 1, 2008 and March 1, 2009. Further, in addition to the award of stock options and restricted stock units contemplated by the letter agreement, Mr. Dancer would be entitled to receive equity awards on a basis that is consistent with the level and terms of equity awards provided to other executive officers of the Company, subject to the discretion of the Compensation Committee.

        The Company and Mr. Dancer entered into another letter agreement dated February 17, 2009 ("February 17, 2009 Agreement"), that amended and superseded Mr. Dancer's prior agreements. The February 17, 2009 Agreement provides that, effective March 2, 2009, Mr. Dancer became a part-time employee with the Company at a fixed annual base salary of $225,000, with the title of 'Senior Advisor', and no longer served in the capacity of the Company's Executive Vice President and Chief Administrative Officer. As a part time employee, Mr. Dancer would not be entitled to bonus compensation or the grant of additional equity awards, but shall be entitled to all other benefits generally available to similarly situated part-time employees of the Company including, without limitation, (i) the continuation of health benefits on the same terms as available to employees of the Company, and (ii) the continued vesting of any outstanding stock options during his employment. Mr. Dancer's employment is on an at-will basis and may be terminated by either party at any time for any reason or no reason, with or without cause, on 30 days' notice. The February 17, 2009 Agreement additionally provided that if Mr. Dancer were employed with the Company on March 1, 2009, he would receive his one-time cash retention payment of $400,000 payable within ten business days after March 1, 2009. If Mr. Dancer's employment were terminated by the Company without "cause" before the retention payment becomes payable, he would receive a cash lump sum payment equal to the retention payment, within ten business days after his employment termination date. Mr. Dancer received the one-time cash payment of $400,000 because he was employed by the Company on March 1, 2009.

        The February 17, 2009 Agreement also provides Mr. Dancer with severance payments and benefits upon his termination of employment. See "Potential Payments upon Termination or Change in Control" below for a description of the material terms of these benefits.

 GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2009

        The following table presents information regarding the equity and non-equity incentive awards granted to the Named Officers during fiscal year 2009 under the Company's 2000 Incentive Plan and the short-term incentive opportunities under the fiscal year 2009 bonus program. The material terms of each grant are described below under "Description of Plan-Based Awards."

						All Option Awards: Number of Securities Underlying Options (#) (g)
		Estimated Possible Payments Under Non-Equity Incentive Plan Awards(1)			All Stock Awards: Number of Shares of Units (#) (f)		Exercise or Base Price of Option Awards ($/Sh) (h)	Grant Date Fair Value of Stock and Option Awards ($)(2) (i)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)					Type of Equity Award
Oleg Khaykin		$375,000	$750,000	$1,125,000
	8/6/08					750,000	$18.55	$5,767,500	Stock Option
	8/6/08				250,000			$5,692,500	Restricted Stock Unit
Ilan Daskal		$122,500	$245,000	$367,500
	11/11/08					75,000	$12.07	$493,500	Stock Option
	11/11/08				25,000			$301,750	Restricted Stock Unit
	5/13/09					25,000	$12.95	$135,750	Stock Option
	5/13/09				5,000			$64,750	Restricted Stock Unit
Michael Barrow		$122,500	$245,000	$367,500
	8/6/08					75,000	$18.55	$499,500	Stock Option
	8/6/08				25,000			$463,750	Restricted Stock Unit
	5/13/09					25,000	$12.95	$135,750	Stock Option
	5/13/09				5,000			$64,750	Restricted Stock Unit
Timothy E. Bixler		$80,000	$160,000	$240,000
	8/6/08					30,000	$18.55	$199,800	Stock Option
	8/6/08				15,000			$278,250	Restricted Stock Unit
	5/13/09					15,000	$12.95	$81,450	Stock Option
Peter Knepper		$132,300	$264,600	$396,900
Donald R. Dancer		$150,000	$300,000	$450,000
	11/11/08					75,000	$12.07	$493,500	Stock Option
	11/11/08				41,426			$500,011	Restricted Stock Unit

(1)
Amounts represent the potential amounts payable for our 2009 fiscal year in respect of these Named Officers' annual incentive opportunity at threshold, target and maximum performance levels. The Company did not achieve the threshold level of performance for fiscal year 2009 and therefore no bonuses were paid under this incentive bonus program.

(2)
These amounts reflect the value determined by the Company for accounting purposes for these awards and do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options or by vesting in a restricted stock unit award). The value of a stock award or option award is generally based on the fair value as of the grant date of such award determined pursuant to SFAS 123R, except as otherwise noted. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see the discussion of option and restricted stock unit award contained in Part II, Item 8, Note 7, "Stock-Based Compensation" to the Company's Consolidated Financial Statements, included in the Company's 2009 Annual Report.

 DESCRIPTION OF PLAN-BASED AWARDS

        Incentive Bonuses.    As discussed above under the heading "Compensation Discussion and Analysis—Fiscal Year 2009 Executive Compensation Program Elements—Short-Term Incentive Compensation Opportunity," the Compensation Committee established a short-term incentive program for the 2009 fiscal year under which each Named Officer was eligible to receive a cash bonus for fiscal year 2009, expressed as an individual target bonus established for each Named Officer, and determined based on the Company's level of achievement of a pre-established Company performance goal and each Named Officer's achievement of individualized goals. In order for any bonus to be paid under the incentive bonus program, the Company needed to achieve a threshold performance goal. Each officer's individual bonus target was expressed as a percentage of the officer's annualized base salary. The individual bonus targets established for Mr. Khaykin, Mr. Daskal, Mr. Barrow and Mr. Bixler were 100%, 70%, 70% and 50%, respectively. The individual bonus targets for Mr. Dancer and Mr. Knepper were 75% and 35%, respectively; however, both Mr. Dancer and Mr. Knepper ceased being executive officers of the Company during the fiscal year and therefore ceased further participation in the program. The target bonus percentages established for each Named Officer was consistent with the target bonus percentages that was provided for in each of the Named Officer's respective employment agreement or offer letter with the Company.

        The Company's performance goal for the 2009 fiscal year was the Company's level of achievement of earnings before income and taxes, less certain extraordinary items ("EBIT"). If the Company achieved the threshold EBIT performance goal, each Named Officer was eligible to receive up to 50% of his target bonus. If the Company achieved the target EBIT performance goal, each Named Officer was eligible to receive up to 100% of his target bonus. If the Company achieved the maximum EBIT performance goal, each Named Officer was eligible to receive up to 150% of his target bonus. The bonus opportunity for each Named Officer for levels of achievement by the Company between the performance goals for threshold and target, and levels of achievement by the Company between the performance goals for target and maximum would be determined on a scale depending on the extent to which the Company exceeded its performance goals for threshold or target, respectively. Once the Company determines the level of achievement of the EBIT goals, the actual bonus payouts would be subject to the Compensation Committee's subjective review of each Named Officer's performance against the individualized performance goals established by the Compensation Committee for each Named Officer. The Compensation Committee would then have the discretion to adjust the amount of the bonus payable downward based on its assessment of individual performance. In no event would any bonus exceed 150% of the Named Officer's applicable target bonus. Because the Company did not achieve the threshold level of performance for fiscal year 2009, and no bonuses were paid under this incentive bonus program.

        Equity Awards.    During fiscal 2009, each Named Officer (other than Mr. Knepper) was awarded stock option awards and each Named Officer (other than Messrs. Bixler and Knepper) was awarded restricted stock unit awards as described below. Each of these awards was granted under, and is subject to the terms of, the 2000 Incentive Plan (the "2000 Plan").

        As explained above in the "Compensation Discussion and Analysis—Fiscal Year 2009 Executive Compensation Program Elements" section under the heading "Long-Term Equity Incentive Awards," because the Company was not current in its financial statement reporting obligations to the SEC at the time it would have historically granted annual equity-based award grants in fiscal year 2008, the Compensation Committee determined that it was advisable to delay the annual grants for the 2008 fiscal year, including the semi-annual grants and any grants in connection with promotions and special events, until the Company again became current in its reporting obligations to the SEC. In order to provide retention incentives, however, the Compensation Committee approved binding commitments to grant stock options and restricted stock units to Mr. Dancer as described below. Additionally, Messrs, Khaykin and Barrow, and Messrs. Daskal and Bixler, joined the Company in fiscal years 2008 and 2009, respectively, in each case at a time when the Company was not current in its financial reporting obligations to the SEC and were delayed until the Company at time that the Company was so current, as set forth below. For Messrs. Khaykin, Bixler and Barrow, these awards would be granted on the third trading day on the NYSE that followed the day on which the Company again became current in its financial reporting obligations to the SEC. For Mr. Dancer and Mr. Daskal, these awards would be granted on the third business day after the Company became current in its financial reporting obligations to the SEC or, if such date was within 15 days prior to the close of a fiscal quarter or was subsequent to the close of a fiscal quarter but prior to the filing with the SEC of the Company's periodic or annual report on Form 10-Q or 10-K for such quarter, on the third business day following such filing with the SEC. None of these grant dates occurred in the 2008 fiscal year and commitments provided in fiscal year 2008 to Messrs. Khaykin, Barrow and Dancer remained outstanding at the 2008 fiscal year-end. On August 1, 2008, the Company filed its delinquent financial reports with the SEC and as a result became current with its financial reporting obligations to the SEC on such date. Therefore, the Company granted the awards to Messrs. Khaykin, Bixler and Barrow on August 6, 2008 in satisfaction of its commitments on this date. The Company granted the awards to Mr. Daskal and Mr. Dancer on November 11, 2008 in accordance with the terms of the agreements applicable to them.

        Mr. Khaykin.    The 750,000 options and 250,000 restricted stock unit awards granted to Mr. Khaykin's represent awards committed to be granted to Mr. Khaykin at the time of his hire in fiscal year 2008, the grant of which was delayed until fiscal year 2009. Mr. Khaykin's options will vest and become exercisable and the restricted stock units will vest and become payable in five substantially equal installments on each of the first five anniversaries of March 1, 2008 (the date Mr. Khaykin's employment commenced), subject to his continued employment.

        Mr. Daskal.    Of the 100,000 options granted to Mr. Daskal, (i) 75,000 represent options committed to be granted to Mr. Daskal at the time of his hire in fiscal year 2009, and (ii) 25,000 represent options awarded in fiscal year 2009 as part of the Company's annual review and grant of equity awards to executive officers. Of the 30,000 restricted stock unit awards granted to Mr. Daskal, (i) 25,000 represent awards committed to be granted to Mr. Daskal at the time of his hire in fiscal year 2009, and (ii) 5,000 represent awards in fiscal year 2009 as part of the Company's annual review and grant of equity awards to executive officers. For awards that are related to Mr. Daskal's hiring, options will vest and become exercisable and the restricted stock units will vest and become payable in three substantially equal installments on each of the first three anniversaries of October 6, 2008, (the date Mr. Daskal's employment commenced), subject to his continued employment. For all other awards granted to Mr. Daskal, options will vest and become exercisable and the restricted stock units will vest and become payable in three substantially equal installments on each of the first three anniversaries of the grant date, subject to his continued employment.

        Mr. Barrow.    Of the 100,000 options granted to Mr. Barrow, (i) 75,000 represent options committed to be granted to Mr. Barrow at the time of his hire in fiscal year 2008 the grant of which was delayed until fiscal year 2009 due to the Company not being current in its financial reporting obligations with the SEC, and (ii) 25,000 represent options awarded in fiscal year 2009 as part of the Company's annual review and grant of equity awards to executive officers. Of the 30,000 restricted stock unit awards granted to

Mr. Barrow, (i) 25,000 represent awards committed to be granted to Mr. Barrow at the time of his hire in fiscal year 2008 the grant of which was delayed until fiscal year 2009 due to the Company not being current in its financial reporting obligations with the SEC, and (ii) 5,000 represent awards in fiscal year 2009 as part of the Company's annual review and grant of equity awards to executive officers. Mr. Barrow's options will vest and become exercisable and the restricted stock units will vest and become payable in three substantially equal installments on each of the first three anniversaries of the grant date, subject to his continued employment.

        Mr. Bixler.    Of the 45,000 options granted to Mr. Bixler, (i) 30,000 represent options committed to be granted to Mr. Bixler at the time of his hire in fiscal year 2009, and (ii) 15,000 represent options awarded in fiscal year 2009 as part of the Company's annual review and grant of equity awards to executive officers. The 15,000 restricted stock unit awards granted to Mr. Bixler represent awards committed to be granted to Mr. Bixler at the time of his hire in fiscal year 2009. Mr. Bixler's options will vest and become exercisable and the restricted stock units will vest and become payable in three substantially equal installments on each of the first three anniversaries of the grant date, subject to his continued employment.

        Mr. Dancer.    Mr. Dancer's options will vest and become exercisable in three substantially equal installments on each of the first three anniversaries of October 29, 2007, subject to his continued employment. The restricted stock units were fully vested on the grant date. Mr. Dancer was entitled to an award of a number of restricted stock units determined by dividing $500,000 by the closing price of a share of the Company's common stock on the date of grant. The grant date took place on November 11, 2008, after the end of the 2008 fiscal year. On that date, the closing price of a share of the Company's stock was $12.07, and Mr. Dancer was awarded 41,426 restricted stock units, accordingly.

        General Terms of Awards under 2000 Plan.    Each stock option granted during fiscal year 2009 may be exercised to purchase one share of our common stock at an exercise price equal to the fair market value of the underlying common stock on the grant date. Each Named Officer's stock option award has a maximum term of five years. Subject to the provisions of any employment agreement or severance agreement with the Named Officer as described under "Potential Payments Upon Termination or Change in Control" below, if a Named Officer's employment terminates for any reason, the unvested portion of his stock option award will immediately terminate and vested options will generally remain outstanding and exercisable for 30 days after a Named Officer's termination of employment, although this period is extended to 12 months if the termination of employment is because of death, total disability or retirement. Any vested options that are not exercised within the applicable post-termination of employment exercise window will terminate, and both vested and unvested options will immediately terminate upon a Named Officer's termination of employment for cause. Each restricted stock unit award granted during fiscal year 2009 represents the right to receive one share of our common stock payable upon vesting subject to applicable withholding taxes. Each stock option award and restricted stock unit award is evidenced by an award agreement that sets forth the specific terms and conditions of the award, not inconsistent with the terms of the 2000 Plan.

        Unless the Compensation Committee determines otherwise, if the Company undergoes a "change in control event" (as defined in the 2000 Plan) each stock option will become fully vested and exercisable and each restricted stock unit will become vested and payable. Any options that become vested in connection with a change in control event generally must be exercised prior to the transaction, or they will be terminated in connection with the transaction. In addition, if there is a transaction such as a reclassification, recapitalization, merger, consolidation, combination, spin-off or asset sale, the Compensation Committee may provide for a cash settlement or assumption, substitution or exchange of any or all outstanding awards.

        Each Named Officer's stock option award and restricted stock unit award, as applicable, was granted under, and is subject to the terms of, the 2000 Plan. The Plan is administered by the Compensation Committee, and the Compensation Committee has the ability to interpret and make all required determinations under the plan. This authority includes making required proportionate adjustments to outstanding stock options to reflect the corporate transactions described above, and making provision to ensure that participants satisfy any required withholding taxes. The Named Officers are not entitled to any dividend equivalent rights on their stock option award or stock unit awards, and awards are generally only transferable to a beneficiary of a Named Officer upon his death or as approved by the Compensation Committee.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR ENDED JUNE 28, 2009

        The following table presents information regarding the outstanding equity awards held by each Named Officer as of the end of our 2009 fiscal year:

						Stock Awards
		Option Awards					Market Value of Shares or Units of Stock That Have Not Vested ($)(5) (h)
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2) (c)	Option Exercise Price ($) (e)	Option Expiration Date(3) (f)	Number of Shares or Units of Stock That Have Not Vested (#)(4) (g)
Oleg Khaykin	08/06/2008	150,000	600,000	18.55	8/6/2013	200,000	2,938,000
Ilan Daskal	11/11/2008	0	75,000	12.07	11/10/2013	25,000	367,250
	05/13/2009	0	25,000	12.95	5/12/2014	5,000	73,450
Michael Barrow	08/06/2008	0	75,000	18.55	8/5/2013	25,000	367,250
	05/13/2009	0	25,000	12.95	5/12/2014	5,000	73,450
Timothy E. Bixler	08/06/2008	0	30,000	18.55	8/5/2013	15,000	220,350
	05/13/2008	0	15,000	12.95	5/12/2014
Donald R. Dancer	08/28/2002	31,000	0	21.74	8/27/2009
	11/25/2002	10,000	0	25.35	11/24/2009
	03/11/2003	3,250	0	19.49	3/10/2010
	08/27/2003	30,000	0	40.10	8/26/2010
	03/09/2004	15,000	0	45.25	3/8/2011
	03/29/2005	10,000	0	43.49	3/28/2010
	08/31/2005	10,000	0	48.10	8/30/2010
	11/21/2005	5,000	0	34.69	11/20/2010
	03/29/2006	15,000	0	41.74	3/28/2011
	08/31/2006	23,334	11,666	35.30	8/30/2011
	04/03/2007	13,334	6,666	38.51	4/2/2012
	11/11/2008	25,000	50,000	12.07	11/10/2013
Peter Knepper	—	—	—	—	—

(1)
All exercisable options are currently vested.

(2)
All unexercisable options are currently unvested. Subject to each 2009 Named Officer's continued employment, these options ordinarily become vested over a three-year period, with one-third of each option grant becoming vested on each of the first three anniversaries of the date the award was granted; provided however, (i) the awards granted to Mr. Khaykin vest on the first five anniversaries following March 1, 2008 (ii) the award granted to Mr. Daskal on November 11, 2008 vests on the first three anniversaries following October 6, 2008; (iii) the awards between the grant dates of August 28, 2002 and March 9, 2004 granted to Mr. Dancer vested on the first four anniversaries of the respective grant dates; and (iv) the award granted to Mr. Dancer on November 11, 2008, vests on the first three anniversaries of October 29, 2007. As described in the "Potential Payments Upon Termination or Change in Control" section below, all or a portion of each option grant may vest earlier in connection with a change in control.

(3)
The expiration date shown is the normal expiration date, and the latest date that options may be exercised. Options may terminate earlier in certain circumstances, such as in connection with a Named Officer's termination of employment or in connection with certain corporate transactions, including a change in control.

(4)
Subject to each 2009 Named Officer's continued employment, these restricted stock units ordinarily become vested over a three-year period, with one-third of each option grant becoming vested on each of the first three anniversaries of the grant date;

  provided however, (i) the awards granted to Mr. Khaykin vest on the first five anniversaries following March 1, 2008; and (ii) the award granted to Mr. Daskal on November 11, 2008 vests on the first three anniversaries following October 6, 2008. As described in the "Potential Payments Upon Termination or Change in Control" section below, all or a portion of each option grant may vest earlier in connection with a change in control.

(5)
The aggregate market value of outstanding restricted stock unit awards is based on the closing price of the Company's common stock on June 28, 2009, which was the last trading day of the 2009 fiscal year.

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2009

        The following table presents information regarding the exercise of stock options by the Named Officers during our 2009 fiscal year, and on the vesting during our 2009 fiscal year of restricted stock unit awards held by the Named Officers.

	Option Awards		Stock and Unit Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired on Vesting (#) (d)		Value Realized on Vesting ($)(2) (e)
Oleg Khaykin	0	0	27,125	(3)	598,000	(3)
Ilan Daskal	0	0	0		0
Michael Barrow	0	0	0		0
Timothy E. Bixler	0	0	0		0
Peter Knepper	0	0	0		0
Donald R. Dancer	0	0	22,474	(4)	500,012	(4)
			333		5,688
			333		6,906

(1)
The dollar amounts shown for stock options in Column (c) above equal the differences between (i) the per-share closing price of our common stock on the exercise date and (ii) the exercise price of those options.

(2)
The dollar amounts shown for restricted stock unit awards in Column (e) above are determined by multiplying (i) the number of shares of restricted stock units becoming vested by (ii) the per-share closing price of our common stock on the vesting date.

(3)
For Mr. Khaykin, a total of 50,000 restricted stock units vested; however the number of shares acquired upon vesting were reduced by 22,875 shares in order to satisfy tax withholding obligations. The value realized upon vesting represents the value of the total of number of shares that vested.

(4)
For Mr. Dancer, a total of 63,900 restricted stock units vested; however the number of shares acquired upon vesting were reduced by 18,952 shares in order to satisfy tax withholding obligations. The value realized upon vesting represents the value of the total of number of shares that vested.

 NON-QUALIFIED DEFERRED COMPENSATION PLAN—FISCAL YEAR 2009

        The Company maintains the DCP which became effective July 5, 2004. Under the DCP, select employees who satisfy certain eligibility requirements, including each of the 2008 Named Officers, and members of the Board may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their bonus, 100% of their cash compensation earned under any Company incentive plans or 100% of their director fees to be earned during the following fiscal year. In addition, the Company may make discretionary contributions. None of the Named Officers is a participant in the DCP nor had or has any account balance under the DCP and the Company has not made any Company contributions with respect to any of the Named Officers under the DCP.

        Account balances are credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by the Company. Participants are at all times 100% vested in the amounts credited to their deferral accounts with respect to their deferrals. Amounts credited with respect to discretionary Company contributions are subject to vesting requirements, if any, imposed on such amounts by the Company. Participants will be eligible to receive distributions of the amounts credited to their accounts at or after their termination of employment, retirement, disability, death, change in control of the Company or upon another previously determined scheduled distribution date, in a lump sum or installments pursuant to elections made under the rules of the DCP. For the Named Officers, Section 409A of the Code; requires that distributions may not occur earlier than six months following the Named Officer's termination of employment. The DCP is not funded by the Company, and participants have an unsecured contractual commitment by the Company to pay the amounts due under the DCP. The Company has purchased corporate-owned life insurance to offset this liability. The Company did not make any discretionary contributions under the DCP during fiscal year 2009.

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        General.    The following section describes the benefits that may become payable to the Named Officers who were employed by the Company on the last day of the 2009 fiscal year in connection with certain terminations of their employment with the Company and/or a change in control of the Company. For Mr. Knepper, the following section describes the benefits that have become payable to him in connection with his termination of employment with the Company on December 31, 2008.

        In addition to the termination benefits described below, outstanding equity based-awards held by our Named Officers may also be subject to accelerated vesting in connection with certain changes in control of the Company under the terms of the Company's equity incentive plans. For purposes of this section, for the Named Officers we have calculated the value of any option or restricted stock or unit award that may be accelerated in connection with a change in control of the Company to be the full value of such award (i.e., the full "spread" value for option awards and the full price per share of the common stock for stock and unit awards on June 28, 2009, which was the last trading day of the 2009 fiscal year).

        In addition to the benefits described below, upon a Named Officer's retirement or other termination of employment or certain changes on control of the Company, the Named Officer may receive a payout of his nonqualified deferred compensation balance under the Company's DCP (unless the officer has elected to receive his account balance in installments). Please see "Non-qualified Deferred Compensation Plan" discussion above of the Company's DCP for a description of these deferred compensation payments.

        Tax "Gross-Up" Clauses.    As described in "Named Officers Employed at 2009 Fiscal Year End," below, the Company has provided certain Named Officers with certain clauses that provide for the "gross-up" of excise taxes under Sections 280G,4999 and/or 409A of the Code under certain circumstances in connection with the potential termination of employment of the employee. The Company believes that such actions were necessary and appropriate and in the best interests of the Company in retaining and attracting its executive officers during a challenging period for the Company. However, the Company has made a determination as a matter of policy that such provisions shall not be included in future agreements with executive officers.

        Mr. Khaykin.    Under the terms of Mr. Khaykin's employment agreement, if the Company terminates Mr. Khaykin's employment other than for "cause" or in the event Mr. Khaykin terminates employment for "good reason" (as these terms are used in the employment agreement), Mr. Khaykin will be entitled to a severance benefit from the Company equal to one and one-half times the sum of his annual base salary and annual target bonus paid in a series of installment payments over 18 months, 18 months accelerated vesting of his stock option and restricted stock unit awards (with vesting calculated on a monthly as opposed to annual basis), the maximum of one year following his termination date to exercise his vested stock options, and 18 months' continued medical plan coverage. If such a termination of employment occurs within two months prior to or two years after a change in control of the Company, the cash severance benefit will increase to two times the sum of Mr. Khaykin's annual base salary and annual target bonus and his stock options and restricted stock units will vest in full. A change in control also results in the cash severance being paid in a lump sum instead of installment payments. If a change in control of the Company occurred prior to the grant date of Mr. Khaykin's options, Mr. Khaykin's right to the option grant would have terminated and instead his restricted stock unit award of 250,000 restricted stock units would have increased to (i) 375,000 if the change in control occurred within six months after March 1, 2008 or (ii) 500,000 if the change in control occurred on or after the six month anniversary of March 1, 2008 (in each case, in lieu of the 250,000 restricted stock units described above), and the restricted stock unit award as so increased would have been granted upon (or, as may be necessary to give effect to the grant, immediately prior to) the occurrence of the change in control; provided, however, the Company would have had the right at its option to pay Mr. Khaykin a lump sum amount upon or within thirty days after the change in control (in lieu of the restricted stock unit award) equal to the number of shares subject to such award that would have been vested at the time of the change in control multiplied by the fair market value of a share of the Company's common stock at the time of the change in control. However, because the grant date occurred on August 6, 2008, the foregoing change in control provision with respect to his restricted stock units is no longer applicable. In addition, the Company will provide a tax "gross-up" benefit for Mr. Khaykin in the event any benefits he is entitled to receive are subject to excise taxes under Section 4999 of the Code in connection with a change in control of the Company to put Mr. Khaykin in the same position as though those benefits had not been subject to those excise taxes, unless a reduction in his benefits by an amount up to 15% of the total benefits would avoid such excise taxes. Mr. Khaykin will be required to provide a release of claims in order to receive any severance benefits in connection with a termination of his employment. Mr. Khaykin is also subject to confidentiality, non-solicitation and non-competition restrictive covenants under his employment agreement.

        Mr. Dancer.    On October 29, 2007, the Company entered into a change in control severance agreement with Mr. Dancer (the "Dancer Severance Agreement"). Under the terms of the Dancer Severance Agreement, if Mr. Dancer's employment is terminated by the Company without "cause" (and other than due to his death or disability) or by Mr. Dancer for "good reason" (each as defined in the Dancer Severance Agreement) and such termination occurs in connection with an impending "change in control" (as defined in the Dancer Severance Agreement) of the Company or at any time during the two year period after a "change in control" of the Company, Mr. Dancer will generally be entitled to receive the following benefits: (i) a cash payment equal to two times the sum of the Mr. Dancer's annual rate of base salary and Mr. Dancer's target bonus for the fiscal year in which the termination occurred, plus (ii) a cash payment equal to the pro-rata portion of Mr. Dancer's target bonus for the fiscal year in which the termination occurred (based on the number of whole months Mr. Dancer was employed during the fiscal year of the termination divided by twelve), plus (iii) continued medical coverage for up to 18 months at the same expense to Mr. Dancer as before the termination, plus (iv) accelerated vesting of the time-based vesting portion of all then-outstanding equity awards and deferred compensation, nonqualified retirement benefits or similar plans of the Company in which Mr. Dancer participates, and Mr. Dancer will have up to six months to exercise his then-vested options (subject to any merger or other agreement related to the change in control that provides for the awards to terminate upon the consummation of the transaction), plus (v) reimbursement for outplacement services obtained within up to a nine month period following Mr. Dancer's termination, up to a maximum of $50,000. In order to receive the forgoing severance benefits, Mr. Dancer must agree to release the Company from all claims arising out of his or her employment relationship. Amounts under clauses (i) and (ii) are payable to Mr. Dancer in a lump sum within ten days after the release becomes effective. Payments are also subject to any required delay imposed under Section 409A of the Code. In addition, the Company will provide a tax "gross-up" benefit for Mr. Dancer in the event any of his benefits are subject to excise taxes under Section 4999 of the Code in connection with a change in control of the Company to put Mr. Dancer in the same position as though those benefits had not been subject to those excise taxes; provided however, that if the present value of his total benefits is less than 345% of his applicable "base amount" (as defined under Section 280G), his total benefits will be reduced by the minimum amount required to avoid such excise taxes. The Company will also provide a tax "gross-up" benefit for Mr. Dancer in the event any of his benefits under his letter agreement are subject to excise taxes under Section 409A of the Code. In each case, Mr. Dancer's gross-up payments under Section 280G and 409A of the Code are subject to an aggregate excise tax payment limit of $3.0 million. Mr. Dancer is also subject to confidentiality, non-solicitation and non-competition restrictive covenants under the Dancer Severance Agreement.

        In addition to the severance benefits under the Dancer Severance Agreement, Mr. Dancer was also entitled to the following benefits under the terms of his letter agreement entered into between the Company and Mr. Dancer on October 29, 2007 (as amended on March 6, 2008, together the "March 6, 2008 Agreement"). Under the terms of the March 6, 2008 Agreement, if Mr. Dancer's employment with the Company is terminated for any reason other than by the Company with "cause" (as defined in the Dancer Severance Agreement) and the termination would not entitle Mr. Dancer to receive severance benefits under the Dancer Severance Agreement, Mr. Dancer will receive a cash amount equal to the sum of one times his annual rate of base salary and target bonus for the fiscal year in which the termination occurred and he would be entitled to twelve months' continued medical plan coverage. Additionally, Mr. Dancer will have the later of (i) one year following his termination date, and (ii) the date that is 90 days after the Company again became current in its financial statement reporting obligations with the SEC in order to exercise his vested stock options. In addition, if Mr. Dancer's employment were terminated by the Company other than for "cause" or by Mr. Dancer for "good reason" before the restricted stock unit award contemplated by his letter agreement was granted, he will also have been entitled to receive a cash payment of $500,000 in lieu of the restricted stock unit award. Mr. Dancer will be required to provide a release of claims in order to receive any of the foregoing benefits. If Mr. Dancer's employment by the Company is terminated for any reason other than by the Company with cause and such termination would entitle Mr. Dancer to receive severance benefits under the Dancer Severance Agreement, Mr. Dancer will only be entitled to the severance benefits provided under the Dancer Severance Agreement and not any additional severance benefits under the letter agreement.

        On February 17, 2009, the Company and Mr. Dancer entered into a letter agreement (the "February 17, 2009 Agreement") that superseded his prior agreements. Under the February 17, 2009 Agreement, if Mr. Dancer's employment is terminated for any reason other than by the Company with "cause", Mr. Dancer shall receive the following benefits: (a) a cash amount equal to the sum of one times his annual base salary in effect on December 31, 2008 and his "target bonus" then in effect; (b) the health continuation benefits described in his prior Severance Agreement, provided, however that his "employee benefits continuation period" therein shall be 18 months from the date of his separation from service; and (c) one year following his employment termination date to exercise any stock options that are outstanding as of his employment termination date; provided, however, his vested stock options shall be subject to all other terms and conditions of the plan and other documents under which the options were originally granted. Mr. Dancer would additionally receive (a) job outplacement services not to exceed $50,000 in the aggregate on certain terms and conditions, and (b) the vesting of any then outstanding stock options upon his employment termination date. Under the February 17, 2009 Agreement, either Mr. Dancer or the Company may terminate Mr. Dancer's employment upon thirty days written notice.

        Mr. Daskal.    The Company and Mr. Daskal entered into an offer letter agreement dated September 20, 2008 ("Daskal Offer Letter") and a Severance Agreement dated September 20, 2008 ("Daskal Severance Agreement"). The Daskal Offer Letter provides that, if Mr. Daskal's employment with the Company is terminated for any reason other than by the Company with "cause" or by Mr. Daskal for

"good reason," (as defined therein) Mr. Daskal will receive a cash amount equal to the sum of one times his annual rate of base salary and target bonus for the fiscal year in which the termination occurred. Additionally, Mr. Daskal will have the maximum of one year following his termination date to exercise his vested stock options. Mr. Daskal will be required to provide a release of claims in order to receive any of the foregoing benefits. If Mr. Daskal is entitled to severance benefits under the Daskal Severance Agreement in connection with a "change in control," as described below, he will not be entitled to any additional severance benefits under the Daskal Offer Letter. The Daskal Offer Letter also provides that if Mr. Daskal were entitled to severance benefits under the Daskal Severance Agreement in connection with a "change in control" prior to the grant of his restricted stock units, the Company's obligation to grant such units would be cancelled and Mr. Daskal would be entitled to additional severance equal to 25,000 times the closing price of the Company's stock on the date of his termination (and such provision is no longer applicable, as Mr. Daskal's restricted stock units were granted on November 11, 2008).

        The Daskal Severance Agreement is in substantially similar form as the Dancer Severance Agreement, except that Mr. Daskal will be entitled to a cash payment equal to one times the sum of the Mr. Daskal's annual rate of base salary and Mr. Daskal's target bonus for the fiscal year in which the termination occurred, following the first year of Mr. Daskal's employment.

        Mr. Barrow.    Prior to fiscal year 2009, Mr. Barrow was not entitled to any severance or change in control benefits under his agreements with the Company. On August 21, 2008, the Compensation Committee approved a severance agreement for Mr. Barrow in substantially similar form as the Dancer Severance Agreement, except that Mr. Barrow will be entitled to a cash payment equal to one times the sum of the Mr. Barrow's annual rate of base salary and Mr. Barrow's target bonus for the fiscal year in which the termination occurred.

        Mr. Bixler.    In connection with his employment with the company, the Compensation Committee approved a severance agreement for Mr. Bixler in substantially similar form as the Dancer Severance Agreement, except that Mr. Bixler will be entitled to a cash payment equal to one times the sum of the Mr. Bixler's annual rate of base salary and Mr. Bixler's target bonus for the fiscal year in which the termination occurred.

        Mr. Knepper.    Pursuant to the terms of the Offer Letter between Mr. Knepper and the Company, if the Company terminates Mr. Knepper's employment without providing at least thirty days of written notice, Mr. Knepper will be entitled to a severance benefit equal to 30 days of base salary. As described above, on October 22, 2008, in connection with the appointment of Mr. Daskal as the Company's Chief Financial Officer, Mr. Knepper's Offer Letter was amended to provide for the termination of his employment on December 31, 2008. Mr. Knepper did not receive severance payments in connection with his employment termination.

        Non-Binding Severance Guidelines.    As described above, during fiscal year 2009, the Compensation Committee adopted non-binding severance guidelines that are applicable to the Named Officers (other than the Named Officers who are no longer employed by the Company) in the event that their employment is terminated by the Company for reasons other than for cause. While these are guidelines, they are not contractual commitments on behalf of the Company; accordingly, any potential benefits that the Compensation Committee, in its discretion, may award under such guidelines in the future are not included in the table "Estimated Severance and Change in Control Benefits" below. Notwithstanding the foregoing, such guidelines would not apply to Messrs. Khaykin and Dancer, who have severance agreements, nor to Mr. Daskal for the first year of his employment with the Company,

Estimated Severance and Change in Control Benefits

        The following chart presents the Company's estimate of the amount of benefits to which Messrs. Khaykin, Daskal, Barrow, Bixler and Dancer would have been entitled had his employment terminated or a change in control occurred on June 28, 2009 under scenarios set forth below. Mr. Knepper is not included in the chart below because he was not an employee of the Company at June 28, 2009. As noted above, the Company's non-binding severance guidelines are not contractual commitments on behalf of the Company; accordingly, any potential payments the Compensation Committee, in its discretion, may award under such guidelines are not included in the table below.

Name	Triggering Event	Cash Severance ($)(1)	Medical Benefit ($)(2)	Equity Acceleration ($)(3)	Excise Tax Gross-Up ($)(4)	Other (5)	Total
Oleg Khaykin	Resign without Good Reason	—	—	—	—	—	—
	Resign for Good Reason	2,250,000	28,346	1,101,750	—	—	3,380,096
	Termination without Cause	2,250,000	28,346	1,101,750	—	—	3,380,096
	Change of Control (no termination)	—	—	2,938,000	1,831,320	—	4,769,320
	Change of Control and Termination without Cause or Resign for Good Reason	3,000,000	28,346	2,938,000	1,831,320	—	7,797,666
Ilan Daskal	Resign without Good Reason	—	—	—	—	—	—
	Resign for Good Reason	612,500	—	—	—	—	612,500
	Termination without Cause	612,500	—	—	—	—	612,500
	Change of Control (no termination)	—	—	—	—	—	—
	Change of Control and Termination without Cause or Resign for Good Reason	1,353,333	27,828	680,700	691,840	50,000	2,803,701
Michael Barrow	Resign without Good Reason	—	—	—	—	—	—
	Resign for Good Reason	—	—	—	—	—	—
	Termination without Cause	—	—	—	—	—	—
	Change of Control (no termination)	—	—	—	—	—	—
	Change of Control and Termination without Cause or Resign for Good Reason	840,000	19,566	484,200	—	50,000	1,393,766

Name	Triggering Event	Cash Severance ($)(1)	Medical Benefit ($)(2)	Equity Acceleration ($)(3)	Excise Tax Gross-Up ($)(4)	Other (5)	Total
Timothy E. Bixler	Resign without Good Reason	—	—	—	—	—	—
	Resign for Good Reason	—	—	—	—	—	—
	Termination without Cause	—	—	—	—	—	—
	Change of Control (no termination)	—	—	—	—	—	—
	Change of Control and Termination without Cause or Resign for Good Reason	526,154	18,828	246,450	—	50,000	841,432
Donald R. Dancer	Resign without Good Reason	787,500	19,566	131,000	—	25,000	963,066
	Resign for Good Reason	787,500	19,566	131,000	—	25,000	963,066
	Termination without Cause	787,500	19,566	131,000	—	25,000	963,066
	Change of Control (no termination)	—	—	—	—	—	—
	Change of Control and Termination without Cause or Resign for Good Reason	787,500	19,566	131,000	—	25,000	963,066

(1)
These amounts represent the total cash severance amount payable under the respective executive's agreement with the Company described above.

(2)
These amounts represent the estimated aggregate cost of premiums that would be charged to each of Messrs. Khaykin, Daskal, Barrow, Bixler and Dancer to continue health coverage for the eighteen months pursuant to COBRA for each individual and his eligible dependents (to the extent that such dependents were receiving health benefits prior to the individual's termination date).

(3)
This column represents the intrinsic value of the executive's awards that would accelerate in the circumstances. For unvested restricted stock units, this amount is calculated by multiplying the closing price of our common stock on June 28, 2009 by the number of restricted stock units subject to the accelerated portion of the award. For options, this amount is calculated by multiplying the amount (if any) by which the closing price of our common stock on June 28, 2009 exceeds the exercise of the option by the number of shares subject to the accelerated portion of the option.

(4)
The amount represents the estimated cost to the Company to provide the excise tax gross-up payment that the Company would be obligated to make pursuant to the terms of each of Messrs. Khaykin's, Daskal's, Barrow's, Bixler's and Dancer's agreements with the Company.

(5)
The amount represents the outplacement reimbursement benefit payable to the Named Officer pursuant to the Named Officer's applicable agreement.

 REPORT OF THE AUDIT COMMITTEE

        In accordance with its written charter adopted by the Board, the Audit Committee of the Board assists the Board in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided to the stockholders and the SEC, the Company's internal control structure, its internal and external audit process, its risk management process, and other matters relating to the accounting and financial reporting processes.

        The Audit Committee discussed with the Company's Chief Executive Officer, Chief Financial Officer and Ernst & Young LLP ("E&Y"), the Company's independent auditors for fiscal year 2009, the financial information (including the restated and/or adjusted information set forth for prior periods) contained in the Form 10-K for the fiscal year ended June 28, 2009 prior to filing with the SEC.

        The Audit Committee discussed with E&Y the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by PCAOB in Rule 3200T.

        E&Y has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with E&Y that firm's independence. The Audit Committee has concluded that E&Y's provision of audit and non-audit services to the Company is compatible with E&Y's independence.

        The Audit Committee discussed and reviewed with E&Y communications required under applicable professional auditing standards and regulations and, with and without management present, discussed and reviewed the results of E&Y's examination of the financial statements, along with the results of internal auditors' examinations.

        The Audit Committee conducted an assessment of its performance and discussed the results. As a part of its performance assessment, the Audit Committee reviewed its charter and, after appropriate review and discussion, reaffirmed the Audit Committee Charter.

        The Audit Committee reviewed and discussed the audits of the financial statements and internal control over financial reporting with management and E&Y.

        Management has responsibility for the Company's financial statements and the overall reporting process, including evaluating the effectiveness of disclosure controls and procedures, and evaluating the effectiveness of internal control over financial reporting.

        For fiscal year 2009, E&Y was responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

        The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether these financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

        Based upon the Audit Committee's review and discussions with management and E&Y described in this report, the Audit Committee recommended to the Board that the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 2009 include the audited financial statements for its fiscal year 2009. PriceWaterhouseCoopers LLC ("PWC") the Company's independent registered accounting firm through November 14, 2008. On November 14, 2008, the Company notified PwC of its decision to dismiss PwC as the Company's independent registered public accounting firm effective as of that date. On November 20, 2008, the Company engaged E&Y as its new independent registered public accounting firm, effective immediately. E&Y's appointment as the Company's independent registered accounting firm for fiscal year 2009 was ratified by the stockholders at the 2008 annual meeting of stockholders.

        Each of the members of the Audit Committee is independent as defined under the listing standards of the NYSE and the rules of the SEC.

                      AUDIT COMMITTEE

                      Robert S. Attiyeh (Chairman)
                      Thomas Lacey
                      Jack O. Vance

Security Ownership of Principal Stockholders and Management

        The following table sets forth as of September 1, 2009 information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock (other than depositories), (ii) each of the Company's directors, (iii) each of the Named Executive Officers (as defined below) and (iv) all of the Company's executive officers and directors as a group. As of September 18, 2009, approximately 71,270,161 shares of our Common Stock were outstanding after taking account of approximately 1,909,649 shares of Common Stock repurchased by the Company and held as treasury stock under the Company's stock repurchase program.

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percent(3)
FMR LLC	7,740,082	(3a)	10.8%
82 Devonshire Street
Boston, MA 02109

Invesco Ltd.	7,702,338	(3b)	10.6%
1555 Peachtree Street NE
Atlanta, GA 30309

Earnest Partners, LLC	5,359,211	(3c)	7.4%
1180 Peachtree Street NE
Suite 2300
Atlanta, GA 30309

Named Officers:

Oleg Khaykin	177,125	(4)	*

IlanDaskal	33,334	(4)	*

Michael Barrow	30,355	(4)	*

Timothy Bixler	13,213	(4)	*

Peter Knepper	0	(4)	*

Donald Dancer	222,579	(4)	*

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percent(3)

Current Directors:

Robert S. Attiyeh	65,167	(4)	*

Mary B. Cranston	6,667	(4)	*

Richard Dahl	21,167	(4)	*

Dwight W. Decker	—	(4)	*

Oleg Khaykin	177,125	(4)	*

Thomas Lacey	6,667	(4)	*

James D. Plummer	57,167	(4)	*

Jack O. Vance	159,067	(4)	*

Rochus E. Vogt	105,167	(4)	*

All current directors and executive officers as a group	675,096	(5)	*
(12 persons)

*
Less than 1%.

(1)
The address of each executive officer and director is in care of the Company, 101 North Sepulveda Boulevard, El Segundo, California 90245.

(2)
Except as may be set forth below and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares of Common Stock owned.

(3)
Under Rule 13d-3 of the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(3a)
Information regarding FMR LLC was obtained from Amendment No. 1 to Schedule SC 13G, filed with the SEC by FMR LLC on June 10, 2009. FMR LLC reported that, at May 31, 2009, it possessed sole power to vote with respect to 136,657 of these shares, shared power to vote with respect to none of these shares and sole power to direct the disposition of all of these shares.

(3b)
Information regarding Invesco Ltd. was obtained from Amendment No. 5 to Schedule 13G, filed with the SEC by Invesco Ltd. on February 12, 2009. Invesco Ltd. reported that, at December 31, 2008, the following entities possessed sole power to vote, and the sole power to direct the disposition of, the respective amount of shares that follow: Invesco Trimark Ltd.—6,417,986; Invesco PowerShares Capital Management LLC—1,276,067; Invesco PowerShares Capital Management Ireland Ltd—4,785. In addition, Invesco Ltd. reported that Invesco National Trust Company has the sole power to direct the disposition of 3,500 shares.

(3c)
Information regarding Earnest Partners, LLC was obtained from Amendment No. 5 to Schedule SC 13G, filed with the SEC by Earnest Partners, LLC, on February 13, 2009. Earnest Partners, LLC reported that, at December 31, 2008, it possessed sole power to vote with respect to 3,085,622 of these shares, shared power to vote with respect to 870,586 of these shares and sole power to direct the disposition of all of these shares.

(4)
In accordance with SEC rules, includes the following amounts of shares of Common Stock that may be acquired pursuant to options that are or will become exercisable under the Company's stock option plans through October 31, 2009: Oleg Khaykin—150,000; Ilan Daskal—33,334; Michael Barrow—25,000; Timothy E. Bixler—10,000; Donald R. Dancer—196,584; Peter Knepper—0; Robert Attiyeh—60,167; Mary B. Cranston—6,667; Richard Dahl—16,667; Dwight W. Decker—0, Thomas Lacey—6,667; James D. Plummer—40,167; Jack O. Vance—40,167; and Rochus E. Vogt—40,167.

(5)
Information is provided for all current directors and executive officers as of September 1, 2009. Named Officers Peter Knepper and Donald R. Dancer are no longer serving as an officer or director of the Company and are not included in the total for all executive officers and directors as a group. For Named Officers Knepper and Dancer individual information is provided based solely on the Company's current records.

 RELATED PARTY TRANSACTION POLICY

        The Company has adopted a written Related Party Transactions Policy. The purpose of the Related Party Transactions Policy is to ensure full review of the impact of any transactions between the Company and any of its related parties. The Company's policy requires that the Company's General Counsel and the Chief Financial Officer review related party transactions involving, among other things, the sale, purchase or other transfer of products, the providing of services or intellectual property agreements. In addition to the review by the Company's General Counsel and the Chief Financial Officer, related party transactions involving more than $500,000 and certain related party transactions involving the providing of services by executive officers are also reviewed by the Audit Committee or Compensation Committee of the Board. The reviews are intended to ensure that the transactions are in the best interest of the Company.

Certain Relationships and Related Transactions

        Since the beginning of fiscal year 2009, there have been no transactions, and there are no transactions proposed as of the date of the Proxy Statement, in which the Company is or was a participant and the amount involved exceeds $120,000 and in which any related party had or will have a direct or indirect material interest.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under Section 16(a) of the Exchange Act, the Company's directors, executive officers and any person holding ten percent or more of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC, each person subject to the reporting requirements of Section 16(a) has filed timely all reports required to be filed in fiscal year 2009.

 PROPOSAL NO. 2

PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

        The Board of Directors has determined that our Certificate of Incorporation should be amended to eliminate the classification of the Board of Directors over a three-year period and provide for the annual election of all directors beginning at the 2012 annual meeting of stockholders. The Board recommends that the Company's stockholders approve a proposed amendment that would implement these changes.

        At the 2008 annual meeting of stockholders, the Company's stockholders approved a non-binding proposal requesting the annual election of the Company's directors. The proposal received the support of approximately 76% of the votes cast by stockholders on the proposal.

        At several meetings over the course of the past year, the Corporate Governance and Nominating Committee and the Board considered the merits of both classified and declassified board structures. Following careful consideration, the Corporate Governance and Nominating Committee and the Board both concluded, after taking into account the level of stockholder support for the non-binding proposal at the 2008 annual meeting and current corporate governance practices, that the Company's classified board structure should be eliminated. The Corporate Governance and Nominating Committee and the Board also determined that the declassification should be implemented in stages so as not to shorten the terms of incumbent directors and the directors elected at the 2009 Meeting and to ensure a smooth transition. Accordingly, the Board, upon the recommendation of the Corporate Governance and Nominating Committee, adopted and declared advisable a proposed amendment to the Certificate of Incorporation providing for the phase out of the Company's classified board structure over a three-year period and, thereafter, the annual election of all directors, and recommended that the stockholders adopt this amendment.

        Article 7 of the Certificate of Incorporation (the "Current Article 7"), as implemented by the Company's Bylaws, currently provides for the Board to be divided into three classes. At each annual meeting, one class of directors is elected by the stockholders for a three-year term. Accordingly, the directors elected at the 2009 Meeting will be elected for a three-year term ending at the 2012 annual meeting and the directors previously elected at the 2007 and 2008 annual meetings were elected for three-year terms ending at the 2010 and 2011 annual meetings, respectively. The terms of the directors in the classes elected at the 2007, 2008 and 2009 annual meetings would not be reduced by the proposed amendment.

        If the proposed amendment is approved by stockholders at the Meeting, the Current Article 7 will be amended to phase out the Company's classified board structure beginning with the 2010 annual meeting and provide for the annual election of all directors beginning with the 2012 annual meeting, as follows:

  •
  Commencing with the election of directors at the 2010 annual meeting, the number of classes of the Board will be reduced from three classes to two classes of directors. The class of directors elected at the 2010 annual meeting will be elected to serve for a two-year term ending at the 2012 annual meeting.

  •
  Commencing with the election of directors at the 2011 annual meeting, the number of classes of the Board will be reduced from two classes to one class of directors. The class of directors elected at the 2011 annual meeting will be elected to serve for a one-year term ending at the 2012 annual meeting.

  •
  Commencing with the election of directors at the 2012 annual meeting, the Board's classified structure will end and all directors will be elected annually. Accordingly, the classified terms of all of the Company's directors will end at the 2012 annual meeting, and all directors and director candidates will stand for election at the 2012 annual meeting and at each subsequent annual meeting.

        Under the Current Article 7, as implemented by the Company's Bylaws, each class is to be as nearly equal in number as the total number of directors permits, and the Board alone has the right to increase or decrease its size. However, the Board may not increase its size by more than one member in any twelve month period without the approval of two-thirds of the directors in each class or the approval of holders of at least two-thirds of the Company's issued and outstanding shares. Under the proposed amendment, the Board will be authorized, but not required, to apportion as nearly equal as possible the number of directors in each class, and the Board will be permitted to increase its size by more than one in any twelve month period ending as of or after the election of directors at the 2012 annual meeting with the approval of two-thirds of all of the directors or the approval of holders of at least two-thirds of the Company's issued and outstanding shares.

        Under Delaware law, unless otherwise provided in a corporation's certificate of incorporation, stockholders may remove directors of a classified board only for cause. In addition, the Current Article 7, as implemented by the Company's Bylaws, provides that a director may be removed by the stockholders only for cause. Accordingly, the Company's stockholders are currently precluded from removing any director from office without cause at an annual or special meeting of stockholders or by stockholder action by written consent in lieu of a meeting. Under the proposed amendment, Article 7 will provide that, until the election of directors at the 2012 annual meeting, when the classified Board structure will end, a director may be removed by the stockholders only for cause. In addition, Article 7 as amended would expressly provide that no special meeting of stockholders may be called by or on behalf of stockholders for a purpose of removing directors without cause, and stockholders may not act by written consent in lieu of a meeting to remove directors without cause. The effect of this amendment is to ensure the continuation after the elimination of the Company's classified board structure of the present limitation on stockholders' ability to remove a director without cause. If the proposed amendment is approved, stockholders will have the opportunity to change all—rather than only one class—of the Company's directors at each annual meeting of stockholders beginning with the 2012 annual meeting, but, as is presently the case, stockholders will be unable to change the Company's directors between annual meetings except in the case of removal for cause.

        Finally, the Current Article 7 requires the approval of the holders of at least two-thirds of the Company's issued and outstanding Common Stock to effect any amendment to the Current Article 7 or its implementing Bylaws, following approval of the amendment by the Board. The proposed amendment would eliminate this super-majority requirement. As such, future amendments to Article 7 and all other provisions of the Certificate of Incorporation may be implemented with the approval of holders of a majority of the Company's issued and outstanding shares, following approval of the amendment by the Board, and future amendments to the Bylaws of the Company may be effected either by the approval of the Board or upon the approval of the holders of a majority of the Company's issued and outstanding shares.

        Appendix 1 to this Proxy Statement shows the changes to the Current Article 7 that would be implemented by the proposed amendment, with deletions indicated by strike-outs and additions indicated

by underlining. If the proposed amendment is approved by the Stockholders, conforming amendments will be made by the Board to the Company's Bylaws. If the proposed amendment is not approved by the stockholders, the Company's current classified board structure will remain in place.

        To become effective, the proposed amendment must receive the affirmative vote of the holders of not less than two-thirds of the issued and outstanding Common Stock. If approved, the proposed amendment will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company would file promptly after the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

 PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board, upon the recommendation of the Audit Committee, has ratified the selection of Ernst & Young LLP ("E&Y") to serve as the Company's independent registered public accounting firm for fiscal year 2010.

        Although this appointment is not required to be submitted to a vote of the Stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Stockholders express their views on the appointment. If the stockholders do not ratify the appointment, which requires the affirmative vote of holders of a majority of the shares of Common Stock, present in person or represented by proxy, and entitled to vote on the proposal at the Meeting, the Board will consider the engagement of another independent registered public accounting firm for fiscal year 2011.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF E&Y AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010.

 INDEPENDENT AUDITOR

        PricewaterhouseCoopers LLP ("PwC") was the Company's independent registered public accounting firm for fiscal year 2008. On November 14, 2008, the Company notified PwC of its decision to dismiss PwC as the Company's independent registered public accounting firm effective as of that date. On November 20, 2008, the Company engaged E&Y as its new independent registered public accounting firm, effective immediately. The decisions to dismiss PwC and appoint E&Y as the Company's independent registered public accounting firm were approved by the Company's Audit Committee.

        The reports of PwC on the Company's financial statements as of and for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two most recent fiscal years, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such period.

        During the Company's two most recent fiscal years, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), other than the identification of material weaknesses in the Company's internal control over financial reporting at June 30, 2007 and June 30, 2008 related to the 1) control environment; 2) controls over the completeness and accuracy of period-end financial reporting for certain transactions, including controls with respect to review, supervision and monitoring of accounting operations; 3) controls to ensure that the validity and proper periodic recognition of revenue transactions were consistent with the nature of its customer relationships; 4) controls to ensure the completeness, accuracy and timeliness of recording of accounts payable and accrued liabilities; and 5) controls relating to accounting for income taxes. These material weaknesses were reported and described in greater detail in the Company's Annual Report on Form 10-K for the year ended June 30, 2007 and Annual Report on Form 10-K for the year ended June 30, 2008. The Company's Audit Committee has previously discussed these material weaknesses with PwC and the Company has authorized PwC to fully respond to the inquiries of the successor independent registered public accounting firm concerning these material weaknesses.

        During the two most recent fiscal years, and through November 20, 2008, the date of E&Y's engagement, the Company did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        It is anticipated that a representative of E&Y, the Company's independent registered accountants for fiscal year 2009 and the current fiscal year, will be present at the Meeting, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Stockholders. We do not anticipate that a representative of PwC will be present at the Meeting.

INDEPENDENT AUDITOR FEES

        The following table sets forth all fees we were billed in connection with professional services rendered by PwC, the Company's independent registered accountants for fiscal year 2008, and E&Y, the Company's independent registered accountants for fiscal year 2009, during each of the last two fiscal years (in thousands):

Fee Type	2009	2008
Audit Fees	$4,450	$18,480
Audit Related Fees	103	96
Tax Fees	367	233
All Other Fees	3	26

Total	$4,923	$18,835

(1)
Audit fees includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the audit of internal controls under Section 404 of the Sarbanes-Oxley Act, for the review of the quarterly financial statements included in the Company's Form 10-Q, for the statutory audits of international subsidiaries and the audit fees ($12,666 for fiscal year 2008 (in thousands)) associated with the audit of the reconstruction and restatement of the Company's financial statements.

(2)
Audit related fees includes fees incurred for professional services rendered in connection with assurance and other activities not explicitly related to the audit of our financial statements, including royalty, pension, and carve-out audits, and accounting research.

(3)
Tax fees include fees incurred for domestic and international income tax compliance and tax audit assistance, and company-wide tax consulting and planning.

(4)
Other fees principally relate to accounting research and audit software tools.

        The Audit Committee administers the Company's engagement of the Company's independent registered accountant and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of the Company's independent registered accountant, and whether for reasons of efficiency or convenience it is in the best interest of the Company and its stockholders to engage its independent registered public accounting firm to perform the services. The Audit Committee, in reliance on management and the independent registered public accounting firm, has determined that the provision of these services is compatible with maintaining the independence of the Company's independent registered accountant.

        Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL NO. 4

        The Company has received, pursuant to Rule 14a-8 of the SEC, a proposal to be voted on by stockholders at the Meeting. The text of the stockholder proposal appears below exactly as received by the Company. No supporting statement was provided. All statements contained in the stockholder proposal are the sole responsibility of the proponent. The Company will provide the name, address, and shareholdings (to the Company's knowledge) of the proponent upon oral or written request made to the Company's Investor Relations Department at 101 North Sepulveda Boulevard, El Segundo, California 90245.

Proposal

        Resolved: That the stockholders recommend that the Company adopt a policy whereby no person shall be eligible to serve as a director if such a person has attained the age of 75 as of the date of his or her election, re-election, appointment or re-appointment, provided that this proposal only applies to nominees for directors at meetings subsequent to the 2009 Annual Meeting of Stockholders, and will not affect the unexpired terms of directors elected to the board at or prior to the 2009 Annual Meeting of Stockholders.

THE STATEMENT OF THE BOARD OF DIRECTORS ON PROPOSAL NO. 4

        The Board unanimously recommends a vote AGAINST this stockholder proposal.

        After careful consideration, the Board has concluded, for the reasons outlined below, that the age limitation policy sought by this stockholder proposal is unnecessary and not in the best interests of the Company or its stockholders. The Board believes preventing an otherwise qualified person from serving as a director solely on the basis of the person's age is an arbitrary limitation that could unnecessarily deprive the Company and its stockholders from retaining the services and expertise of experienced, qualified and dedicated directors.

        The Company has an effective process for selecting director nominees administered by the Company's independent Corporate Governance and Nominating Committee (the "Governance Committee"). In selecting director candidates, the Governance Committee reviews the character, qualifications and experience of each candidate, including candidates who are incumbent directors, as well as the strengths of the other directors. The Governance Committee seeks to strike the proper balance between nominees who will add a valuable, fresh perspective to the Board and directors who will provide the Board with experience, continuity and stability. In that connection, since February 2008, five new directors, who have complemented the strengths of the existing directors, have been added to the Board. The Company's existing director-selection process has allowed the Company to maintain an appropriately balanced Board that includes directors who, regardless of age, are in the best position to help the Board deliver stockholder value.

        The Board believes that the adoption of the age limitation policy sought by this stockholder proposal conveys the message that older directors cannot effectively contribute to the Board. The Board disagrees with this message. The Board's view is that a director's ability to serve the Company should be determined by his or her overall qualifications and experience, and should not be limited by his or her age. The Board believes that the Company's stockholders are capable of judging the qualifications of potential directors without an arbitrary rule based on age imposed on their decisions.

        For the foregoing reasons, the Board has concluded that the age limitation policy sought by this stockholder proposal is unnecessary and not in the best interests of the Company or its stockholders.

        THEREFORE, THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.

 STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2010 ANNUAL MEETING

        Rule 14a-8 under the Exchange Act contains eligibility requirements that must be satisfied for a stockholder to submit a proposal for inclusion in a company's proxy statement. Any stockholder proposal intended to be presented for consideration at the 2010 annual meeting and to be included in our proxy statement for that meeting must be received by the Secretary of the Company at the Company's office at 101 North Sepulveda, El Segundo, California 90245 by June 2, 2010. Stockholder proposals must comply with SEC requirements in Proxy Rule 14a-8. Upon the determination of the date of the 2010 annual meeting, the Company will disclose the date by press release and in the earliest practicable Quarterly Report on Form 10-Q.

        The Bylaws of the Company as currently in effect also establish advance notice procedures for eligible stockholders to propose business to be transacted at an annual meeting. Under the Company's Bylaws, a stockholder who wishes to submit proposals for business for the 2010 annual meeting must ensure that the same are delivered to or mailed and received at the principal executive office of the Company not less than 30 days and no more than 90 days prior to the 2010 annual meeting; provided that, if the Company has given less than 40 days' notice of the date of the 2010 annual meeting, proposals for business will be timely if received by the Company no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise given. The notice must be addressed to the Secretary of the Company and must include certain specific information required by the Company's Bylaws.

        Under the Company's Bylaws as currently in effect, nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors. However, a stockholder may nominate a person for election as a director at a meeting only if the nomination is timely and otherwise complies with the procedures of Section 6 of Article II of the Company's Bylaws. To be timely, notice of the nomination must be delivered to or mailed and received at the principal executive office of the Company not less than 30 days and no more than 90 days prior to the meeting; provided that, if the Company has given less than 40 days' notice of the date of the meeting, notice of a nomination will be timely if received by the Company no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise given. The notice shall be addressed to the Secretary of the Company and must include the name, age, business address and residence address of each nominee, the nominee's principal occupation or employment, the class and number of shares of stock of the Company beneficially owned by the nominee, and any other information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. In addition, the stockholder making the nomination shall provide in the notice of nomination the stockholder's name and address, and the class and number of shares of stock of the Company beneficially owned by the stockholder. The Company may require the nominating stockholder to furnish such other information about the nominee as may be reasonably necessary to determine the eligibility of the proposed nominee to serve as a director of the Company.

 ANNUAL REPORT ON FORM 10-K

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 2009 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of E&Y, the Company's independent registered public accounting firm for fiscal year 2009.

        The Company will provide a copy of the exhibits to its Form 10-K for the fiscal year ended June 28, 2009 upon the written request of any beneficial owner of the Company's securities as of the Record Date. Such request should be addressed to the Secretary of the Company, at 101 North Sepulveda Boulevard, El Segundo, California 90245. Exhibits are available at no charge on the SEC's website, www.sec.gov.

IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE. WE URGE YOU TO VOTE BY PROXY, BY TELEPHONE, BY THE INTERNET, OR BY SIGNING AND RETURNING A PRINTED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU THEN MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                    By Order of the Board of Directors,

                    INTERNATIONAL RECTIFIER CORPORATION

                    Timothy E. Bixler,
                    Secretary

September 29, 2009
El Segundo, California

 Appendix 1

Proposed Amendment to Article 7 of the Company's Certificate of Incorporation

        The changes to the Company's Certificate of Incorporation that would be implemented by stockholder adoption of managements' Proposal No. 2 are shown below. Deletions are indicated by strike-outs and additions are indicated by underlining.

        7. ~~Notwithstanding anything herein contained to the contrary, the By-Laws of the corporation shall contain the following provisions:~~ (a) The Board of Directors alone shall have the right, in its sole discretion, to increase or decrease the number of directors constituting the Board of Directors at any time, and, prior to the election of directors at the 2012 annual meeting of stockholders (the "2012 Annual Meeting"), shall be authorized to classify any director or directors so added to the Board into any class of ~~the three classes of directors (into which the~~ directors ~~shall be divided)~~ as it sees fit, provided that (x) the Board shall not be entitled to increase the number of directors constituting the entire Board by more than one in any twelve month period ending prior to the election of directors at the 2012 Annual Meeting without the affirmative vote of at least two-thirds of all of the issued and outstanding capital stock of the Corporation or at least two-thirds of the directors of each class of directors ~~or of at least two-~~and (y) the Board shall not be entitled to increase the number of directors constituting the entire Board by more than one in any twelve month period ending as of or after the election of directors at the 2012 Annual Meeting without the affirmative vote of at least two thirds of all of the issued and outstanding capital stock of the ~~corporation.~~ Corporation or at least two-thirds of all directors.

        (b) Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director.

        (c) Each director elected or appointed prior to the election of directors at the 2012 Annual Meeting shall hold office until the next election of the class to which such director shall have been assigned and until such director's successor shall have been duly elected and qualified or until such director's earlier death, resignation or removal. Commencing with the election of directors at the 2012 Annual Meeting, the Board of Directors shall cease to be classified in accordance with Section 141(d) of the General Corporation Law of the State of Delaware ("Section 141(d)"), and all directors shall stand for election by the stockholders annually. Each director elected at the 2012 Annual Meeting and each director elected at any annual meeting of stockholders or appointed thereafter shall hold office until the next annual meeting of stockholders and until such director's successor shall have been duly elected and qualified or until such director's earlier death, resignation or removal.

        (d) Prior to the election of directors at the 2010 annual meeting of stockholders (the "2010 Annual Meeting") the Board of Directors shall be divided into three classes of directors in accordance with Section 141(d) (such classes, "Class I", "Class II" and "Class III", respectively), with the directors in Class I having a term that expires at the 2010 Annual Meeting, the directors in Class II having a term that expires at the 2011 annual meeting of stockholders (the "2011 Annual Meeting"), and the directors in Class III having a term that expires at the 2012 Annual Meeting.

        (e) Commencing with the election of directors at the 2010 Annual Meeting, pursuant to Section 141(d), the Board of Directors shall be divided into two classes of directors (such classes, "Class A" and "Class B", respectively), with the directors in Class A having a term that expires at the 2011 Annual Meeting and the directors in Class B having a term that expires at the 2012 Annual Meeting. The persons elected by the stockholders at the 2010 Annual Meeting as the successors of the directors who, immediately prior to the election of directors at the 2010 Annual Meeting, were members of Class I shall be elected to Class B; the directors who, immediately prior to the election of directors at the 2010 Annual Meeting, were members of Class II shall be assigned by the Board to Class A; and the directors who, immediately prior to the election of directors at the 2010 Annual Meeting, were members of Class III shall be assigned by the Board to Class B. Notwithstanding the foregoing provisions of this subsection (e), the Board of Directors is authorized, but not required, to assign a director or directors already in office to Class A or Class B at the time such classification becomes effective to apportion as nearly equal as possible the number of directors in each such class.

        (f) Commencing with the election of directors at the 2011 Annual Meeting, pursuant to Section 141(d), the Board of Directors shall be divided into one class of directors (such class, the "2012 Class"), with the directors in the 2012 Class having a term that expires at the 2012 Annual Meeting. The persons elected by the stockholders at the 2011 Annual Meeting as the successors of the directors who, immediately prior to the election of directors at the 2011 Annual Meeting, were members of Class A shall be elected to the 2012 Class, and the directors who, immediately prior to the election of directors at the 2011 Annual Meeting, were members of Class B shall be assigned by the Board of Directors to the 2012 Class.

        (g) Subject to the rights of the holders of shares of any series of Preferred Stock, until immediately prior to the election of directors at the 2012 Annual Meeting, a ~~A~~ director may be removed, only for cause, by the holders of a majority of shares entitled to vote at an election of directors.

        ~~The said provisions of the By-Laws and this article 7 shall not be altered, amended or repealed without the affirmative vote of the holders of not less than two-thirds of the stock of the corporation issued and outstanding having voting power, given at a stockholders' meeting duly called for that purpose, upon a proposal adopted by the Board of Directors~~

        (h) Subject to the rights of the holders of shares of any series of Preferred Stock, (x) stockholders shall not be permitted to act by written consent in lieu of a meeting to remove directors without cause, and (y) no special meeting of the stockholders may be called by or on behalf of stockholders for a purpose of voting to remove directors without cause.

 YOUR VOTE IS IMPORTANT

        Your vote is important. No matter how many shares of Common Stock you own, please support your Board and its nominees in the election of directors by voting the Proxy today.

        PLEASE VOTE BY PROXY TODAY—BY TELEPHONE, BY INTERNET, OR BY SIGNING, DATING AND RETURNING A PROXY CARD.

        If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or other institution, only such entity can vote such shares. Please follow the directions provided by your bank, broker, nominees or other institution to provide your voting instructions to such entity, or contact the person responsible for your account and instruct that person to execute the Proxy representing your shares.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date INTERNATIONAL RECTIFIER CORPORATION M17234-P85080 INTERNATIONAL RECTIFIER CORPORATION 101 N. SEPULVEDA BLVD. EL SEGUNDO, CA 90245-4382 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 2. Proposal to amend the Company's Certificate of Incorporation to eliminate the Company's classified board structure over three years and provide for the annual election of all directors. 3. Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company to serve for fiscal year 2010. 4. Stockholder proposal to adopt a mandatory age limitation for the election or appointment of directors. For All Withhold All For All Except 0 0 0 0 0 0 0 0 0 0 0 0 01) Robert S. Attiyeh 02) Oleg Khaykin 03) Dr. James D. Plummer 1. Election of Directors Nominees: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your proxy electronically up until 6:00 A.M. California Time on the morning of the annual meeting, November 9, 2009. Have your proxy card in hand when you access the web site and follow the instructions to transmit your proxy electronically. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your proxy up until 6:00 A.M. California Time on the morning of the annual meeting, November 9, 2009. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to International Rectifier Corporation, c/o Vote Processing, Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TICKET OF ADMISSION If you plan to attend the annual meeting in person, please bring the upper portion of this ticket with you, along with proper photo ID. The Board of Directors recommends that you vote FOR the following nominees: The Board of Directors recommends that you vote FOR Proposals 2 and 3: Please sign exactly as your name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. The Board of Directors recommends that you vote AGAINST Proposal 4:

INTERNATIONAL RECTIFIER CORPORATION Annual Meeting of Stockholders November 9, 2009 9:00 A.M. California Time This Proxy is Solicited on Behalf of the Board of Directors of the Company for the 2009 Annual Meeting of Stockholders, November 9, 2009. The Stockholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby constitute(s) and appoint(s) Oleg Khaykin and Timothy E. Bixler, and each of them, the Stockholder's true and lawful agents and proxies with full power of substitution in each, to represent the Stockholder at the 2009 Annual Meeting of Stockholders of International Rectifier Corporation to be held at the Belamar Hotel located at 3501 Sepulveda Boulevard, Manhattan Beach, California 90266 at 9:00 a.m. (California time) on the 9th day of November, 2009 and at any adjournment thereof, on all matters coming before said meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER(S) WHOSE SIGNATURE(S) APPEAR(S) ON THE REVERSE SIDE OF THIS PROXY CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND AGAINST PROPOSAL 4. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. IN THEIR DISCRETION, THE PROXIES NAMED ABOVE ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting: International Rectifier Corporation's 2009 Annual Report and Proxy Statement are available at http://materials.proxyvote.com. M17235-P85080 INTERNATIONAL RECTIFIER CORPORATION SUBMIT YOUR PROXY VIA THE INTERNET OR BY TELEPHONE Dear Stockholder: YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. International Rectifier Corporation encourages you to submit your proxy electronically via the Internet or by telephone, both of which are available 24 hours per day, seven days per week. If you submit your proxy by Internet or telephone, you do NOT need to mail your proxy card. • To submit your proxy electronically via the Internet, go to the Website: http://www.proxyvote.com and follow the prompts. You must use the control number printed in the box by the arrow on the reverse side of this card. • To submit your proxy by telephone, use a touch-tone telephone and call 1-800-690-6903. You must use the control number printed in the box by the arrow on the reverse side of this card. Thank you for your prompt attention to this request. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION, MARK, SIGN, AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE. TICKET OF ADMISSION PROXY CARD

QuickLinks

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS To Be Held November 9, 2009
PROXY STATEMENT
QUESTIONS AND ANSWERS
GENERAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
Director Compensation
COMPENSATION DISCUSSION AND ANALYSIS
Fiscal Year 2009 Executive Compensation Program Elements
Section 162(m) Policy
COMPENSATION COMMITTEE REPORT(1)
The Compensation Committee of the Board of Directors
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SUMMARY COMPENSATION TABLE—FISCAL YEAR 2009
Compensation of Named Officers
Description of Employment Agreements, Salary and Bonus Amounts of Named Officers
GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2009
DESCRIPTION OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR ENDED JUNE 28, 2009
OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2009
NON-QUALIFIED DEFERRED COMPENSATION PLAN—FISCAL YEAR 2009
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Estimated Severance and Change in Control Benefits
REPORT OF THE AUDIT COMMITTEE
RELATED PARTY TRANSACTION POLICY
PROPOSAL NO. 2
PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS
PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT AUDITOR
INDEPENDENT AUDITOR FEES
PROPOSAL NO. 4
Proposal
THE STATEMENT OF THE BOARD OF DIRECTORS ON PROPOSAL NO. 4
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2010 ANNUAL MEETING
ANNUAL REPORT ON FORM 10-K
Appendix 1 Proposed Amendment to Article 7 of the Company's Certificate of Incorporation
YOUR VOTE IS IMPORTANT